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                                                                   Exhibit 10.68

                         POOLING AND SERVICING AGREEMENT

                                     between

                         AMERICREDIT CANADA 2002-A CORP.

                                    as Seller

                                       and

                       MERRILL LYNCH FINANCIAL ASSETS INC.

                                    as Issuer

                                       and

                  AMERICREDIT FINANCIAL SERVICES OF CANADA LTD.

                                   as Servicer

                                       and

                                  BANK ONE, NA

                               as Backup Servicer

                                       and

                      THE TRUST COMPANY OF BANK OF MONTREAL

                                  as Custodian



                            Dated as of May 17, 2002

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                                TABLE OF CONTENTS
                                -----------------

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ARTICLE 1 DEFINITIONS ...........................................................   1
  1.1     Definitions ...........................................................   1
  1.2     Other Definitional Provisions .........................................  19

ARTICLE 2 CONVEYANCE OF PURCHASED ASSETS ........................................  19
  2.1     Conveyance of Purchased Assets ........................................  19
  2.2     Conveyance of Automobile Loans to Custodian and Creation of
          Co-Ownership Interests ................................................  20
  2.3     Representations and Warranties of Issuer ..............................  21

ARTICLE 3 THE AUTOMOBILE LOANS ..................................................  23
  3.1     Additional Representations and Warranties of Seller ...................  23
  3.2     Repurchase upon Breach ................................................  23

ARTICLE 4 CUSTODY OF AUTOMOBILE LOAN FILES ......................................  24
  4.1     Custody of Automobile Loan Files ......................................  24

ARTICLE 5 ADMINISTRATION AND SERVICING OF AUTOMOBILE LOANS ......................  24
  5.1     Duties of the Servicer ................................................  24
  5.2     Collection of Automobile Loan Payments; Modifications of Automobile
          Loans; Depository Agreements ..........................................  25
  5.3     Realization upon Automobile Loans .....................................  27
  5.4     Insurance .............................................................  28
  5.5     Maintenance of Security Interests in Vehicles .........................  30
  5.6     Covenants, Representations, and Warranties of Servicer ................  30
  5.7     Purchase of Automobile Loans Upon Breach of Covenant ..................  31
  5.8     Total Servicing Fee; Payment of Certain Expenses by Servicer ..........  31
  5.9     Servicer's Certificate ................................................  32
  5.10    Annual Statement as to Compliance, Notice of Servicer Termination
          Event .................................................................  32
  5.11    Annual Independent Accountants' Report ................................  33
  5.12    Access to Certain Documentation and Information Regarding
          Automobile Loans ......................................................  33
  5.13    Monthly Tape ..........................................................  33
  5.14    Fidelity Bond and Errors and Omissions Policy .........................  34

ARTICLE 6 CUSTODIAL ACCOUNTS; DISTRIBUTIONS; STATEMENTS TO CERTIFICATEHOLDERS ..   34
  6.1     Establishment of Custodial Accounts ...................................  34
  6.2     Certain Reimbursements to the Servicer ................................  36
  6.3     Application of Collections ............................................  36
  6.4     Distribution Date Payments From the Collection Account ................  36
  6.5     Spread Account; Distribution Date Payments from Spread Account ........  37
  6.6     Certificate Rate and Certificate Balance Distributions ................  38
  6.7     Distributions Following an Event of Default ...........................  39
  6.8     Statements to Certificateholders ......................................  40

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                                      -ii-

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ARTICLE 7 THE CERTIFICATES .................................................  41
   7.1   The Certificates ..................................................  41
   7.2   Registration of Transfer and Exchange of Certificates .............  43
   7.3   Book-Entry Certificates ...........................................  44
   7.4   Mutilated, Destroyed, Lost or Stolen Certificates .................  45
   7.5   Persons Deemed Owners .............................................  45
   7.6   Rights of Certificateholders ......................................  46
   7.7   Taxes .............................................................  47
   7.8   Place of Payments .................................................  47

ARTICLE 8 THE SELLER .......................................................  48
   8.1   Representations of Seller .........................................  48
   8.2   Corporate Existence ...............................................  51
   8.3   Liability of Seller; Indemnities ..................................  51
   8.4   Merger or Consolidation of, or Assumption of the Obligations of,
         Seller ............................................................  52
   8.5   Limitation on Liability of Seller and Others ......................  53
   8.6   Ownership of the Certificates .....................................  53

ARTICLE 9 THE SERVICER .....................................................  53
   9.1   Representations of Servicer .......................................  53
   9.2   Liability of Servicer; Indemnities ................................  55
   9.3   Merger or Consolidation of, or Assumption of, the Obligations of
         the Servicer or Backup Servicer ...................................  56
   9.4   Limitation on Liability of Servicer, Backup Servicer and Others ...  57
   9.5   Delegation of Duties ..............................................  58
   9.6   Servicer and Backup Servicer Not to Resign ........................  58

ARTICLE 10 SERVICER TERMINATION EVENT ......................................  59
   10.1  Servicer Termination Event ........................................  59
   10.2  Consequences of a Servicer Termination Event ......................  60
   10.3  Appointment of Successor ..........................................  61
   10.4  Notification to Certificateholders ................................  62
   10.5  Waiver of Past Defaults ...........................................  62

ARTICLE 11 CONCERNING THE CUSTODIAN ........................................  62
   11.1  Duties of Custodian ...............................................  62
   11.2  Certain Matters Affecting Custodian ...............................  63
   11.3  Custodian Not Liable for Validity or Sufficiency of Certificates
         or Automobile Loans ...............................................  64
   11.4  Custodian May Own Certificates ....................................  65
   11.5  Fees and Expenses of Custodian; Indemnification of Custodian ......  65
   11.6  Eligibility Requirements for Custodian ............................  65
   11.7  Resignation and Removal of Custodian ..............................  66
   11.8  Successor Custodian ...............................................  67
   11.9  Amalgamation or Consolidation of Custodian ........................  68
   11.10 Appointment of Co-Custodian, Separate Custodian or Sub-Custodian...  68
   11.11 Appointment of Authenticating Agents ..............................  69

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                                     -iii-

   11.12 Appointment of Paying Agent .......................................  70
   11.13 Representations, Warranties and Covenants of Custodian ............  71

ARTICLE 12 TERMINATION .....................................................  72
   12.1  Termination .......................................................  72
   12.2  Optional Purchase of All Automobile Loans .........................  72

ARTICLE 13 MISCELLANEOUS PROVISIONS ........................................  73
   13.1  Amendment .........................................................  73
   13.2  Protection of Title to Issuer .....................................  74
   13.3  Notices ...........................................................  76
   13.4  Assignment ........................................................  76
   13.5  Limitations on Rights of Others ...................................  76
   13.6  Severability ......................................................  76
   13.7  Separate Counterparts .............................................  77
   13.8  Headings ..........................................................  77
   13.9  Governing Law .....................................................  77
   13.10 Nonpetition Covenants .............................................  77
   13.11 Limitation of Liability of Custodian ..............................  77
   13.12 Independence of the Servicer ......................................  78
   13.13 No Joint Venture ..................................................  78

      POOLING AND SERVICING AGREEMENT dated as of May 17, 2002, between AMERICREDIT CANADA 2002-A CORP., a corporation incorporated under the federal laws of Canada, in its capacity as seller (the "Seller"), MERRILL LYNCH FINANCIAL ASSETS INC., a corporation incorporated under the federal laws of Canada (the "Issuer"), AMERICREDIT FINANCIAL SERVICES OF CANADA LTD., a corporation incorporated under the laws of the Province of Ontario, in its capacity as servicer (the "Servicer"), BANK ONE, NA, a national banking association organized under the laws of the United States, in its capacity as backup servicer (the "Backup Servicer"), and THE TRUST COMPANY OF BANK OF MONTREAL, a trust company governed by the federal laws of Canada, in its capacity as custodian (the "Custodian").

      WHEREAS the Issuer desires to purchase a portfolio of receivables and certain related assets arising in connection with motor vehicle retail instalment sale contracts made by the Seller or acquired by the Seller through motor vehicle dealers;

      AND WHEREAS the Seller is willing to sell such receivables and related assets to the Issuer;

      AND WHEREAS the Servicer is willing to service such receivables and related assets;

      AND WHEREAS the Issuer is willing to transfer such receivables and related assets to the Custodian, as agent, nominee and bailee for the benefit of the Certificateholders (as defined herein) and to issue the Certificates (as defined herein) to the Certificateholders;

      NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

1.1   Definitions.

      Whenever used in this Agreement, the following words and phrases shall have the following meanings:

      "ACAR Series 2002-A Certificateholders' Assets" means the Purchased Assets, amounts held in the Depository Account with respect to the Automobile Loans sold in connection with the ACAR Series 2002-A Certificateholders' Assets, amounts on deposit in the Collection Account, amounts on deposit in the Spread Account and amounts on deposit in the Accumulation Account, all funds and Eligible Investments on deposit in or credited to such accounts (including all Investment Earnings thereon), certain other rights under this Agreement and all proceeds of the foregoing.

      "Accelerated Certificate Balance Distributable Amount" means, for any Distribution Date, an amount equal to the lesser of:

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                                      -2-

      (1) the amount on deposit in the Spread Account after giving effect to all deposits to the Spread Account and withdrawals from the Spread Account as described in items (i) through (v) in Section 6.5(a), in excess of the lesser of
(i) 2% of the Initial Pool Balance, and (ii) the Adjusted Certificate Balance;

      and

      (2) the excess, if any, of:

      (a) the sum of:

      (x) the Adjusted Certificate Balance for such Distribution Date;

      minus

      (y) the amounts deposited to the Accumulation Account in respect of the Certificateholders' Certificate Balance Distributable Amount for the current Distribution Date;

      over

      (b) the Required Adjusted Certificate Balance for such Distribution Date.

      "Accountants' Report" has the meaning ascribed thereto in Section 5.11.

      "Accounting Date" means, with respect to any Collection Period, the last day of such Collection Period.

      "Accumulation Account" means the account designated as such, established and maintained pursuant to Section 6.1.

      "Adjusted Certificate Balance" means, for the Class A, Class B and Class C Certificates for any Distribution Date, prior to giving effect to amounts paid on that date, the aggregate of the outstanding Certificate Balances for the Classes on the Distribution Date less the Certificate Balance Accumulation Amount on deposit in the Accumulation Account prior to giving effect to deposits and withdrawals on such date.

      "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Aggregate Principal Balance" means, with respect to any Determination Date, the sum of the Principal Balances for all Automobile Loans (other than (i) any Automobile Loan that became a Liquidated Automobile Loan prior to the end of the related Collection Period and (ii)

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                                      -3-

any Automobile Loan that became a Purchased Automobile Loan prior to the end of the related Collection Period) as of such Determination Date.

      "Agreement" means this Pooling and Servicing Agreement, as amended, modified, supplemented or restated from time to time.

      "AmeriCredit Assignment" means the assignment dated as of the Closing Date from AmeriCredit Canada to the Seller.

      "AmeriCredit Canada" means AmeriCredit Financial Services of Canada Ltd., and its successors and permitted assigns hereunder.

      "AmeriCredit US Custodial Agreement" means the custodial agreement dated as of the Closing Date between the Documentary Custodian and the Custodian, as amended, modified, supplemented or restated from time to time.

      "Amount Financed" means, with respect to an Automobile Loan, the aggregate amount advanced under such Automobile Loan toward the purchase price of the Financed Vehicle and any related costs, including amounts advanced at the time the Automobile Loan is originated in respect of accessories, insurance premiums, service, car club and warranty contracts and other items customarily financed as part of retail automobile instalment sale contracts or promissory notes, and related costs.

      "Annual Percentage Rate" or "APR" of an Automobile Loan means the annual percentage rate of finance charges or service charges, as stated in such Automobile Loan.

      "Authenticating Agent" means the Person appointed and acting as such pursuant to Section 11.11.

      "Automobile Loan" means any motor vehicle retail instalment sale contract listed on the Schedule of Automobile Loans.

      "Automobile Loan Files" means the documents specified in Section 4.1(b).

      "Available Funds" means, on each Distribution Date, the sum of (i) the Collected Funds for the preceding Collection Period, plus (ii) all Purchase Amounts deposited in the Collection Account during the preceding Collection Period, plus (iii) all proceeds of payments made by the Interest Rate Cap Counterparty under the Interest Rate Cap (other than any Early Termination Payments) or by the Interest Rate Cap Guarantor under the Interest Rate Cap Guarantee (other than in respect of any Early Termination Payments) on or before such Distribution Date, plus (iv) all Investment Earnings for such Distribution Date.

      "Backup Servicer" means Bank One, NA, in its capacity as backup servicer hereunder and its successors in such capacity.

      "Basic Documents" means this Agreement, the AmeriCredit Assignment, the Seller Assignment, the Interest Rate Cap, the AmeriCredit US Custodial Agreement, the Purchase Agreement and other documents and certificates delivered in connection therewith.

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                                      -4-

     "Book-Entry Certificates" means a beneficial interest in the fully-registered book-entry only certificates representing each of the Class A-1, Class A-2, Class A-3, Class B and Class C Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 7.3.

     "Business Day" means a day other than a Saturday, a Sunday or other day on which commercial banks located in Toronto, Ontario or Fort Worth, Texas are not open for business.

     "CDOR" means, for any Class A-1 Interest Period, the annual rate of interest that is equal to the average rate (rounded, if necessary, to the nearest 1/100,000 of one percent) for 90 day Canadian dollar banker's acceptances that appears on the Reuters screen CDOR Page as of 10:00 a.m., Toronto time, on the second Business Day immediately preceding the first day of such Class A-1 Interest Period.

     "Certificate" means any of the certificates of the Issuer designated as AmeriCredit Canada Automobile Receivables Co-Ownership Certificates, Series 2002-A as executed by the Certificate Registrar and authenticated and delivered hereunder by the Authenticating Agent.

     "Certificate Balance" means, for any Class of Offered Certificates at any time, initially, the Initial Certificate Balance for such Class and, thereafter, equals the Initial Certificate Balance of such Class reduced by all amounts allocable to the Certificate Balance of such Class previously distributed to the holders of such Class.

     "Certificate Balance Accumulation Amount" means for any Distribution Date, the sum of (i) the aggregate of the Certificateholders' Certificate Balance Distributable Amounts, (ii) the aggregate of the Accelerated Certificate Balance Distributable Amounts and (iii) any Maturity Advances, in each case, on deposit in the Accumulation Account on that date (after giving effect to all deposits to, but prior to any distributions from, the Accumulation Account on that date).

     "Certificate Balance Distributable Amount" means, with respect to any Distribution Date, the amount equal to the sum of:

          (a) collections received on Automobile Loans (other than Liquidated Automobile Loans and Purchased Automobile Loans) that are allocable to principal, including any full and partial principal prepayments, during the related Collection Period;

          plus

          (b) the Principal Balance of all Automobile Loans (other than Purchased Automobile Loans) that became Liquidated Automobile Loans during the related Collection Period;

          plus

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                                      -5-

          (c) the portion of the Purchase Amount allocable to principal of all Purchased Automobile Loans that became Purchased Automobile Loans during the related Collection Period;

          plus

          (d) the aggregate amount of Cram Down Losses that shall have occurred during the related Collection Period.

     "Certificate Majority" means the holders of 66 2/3% or more of the Certificate Balance of the outstanding Offered Certificates or, where a Class of Offered Certificates is affected by a matter separately, 66 2/3% or more of the Certificate Balance of the outstanding Offered Certificates of the affected Class.

     "Certificate Owner" means initially the Issuer and thereafter, with respect to a Book-Entry Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency) and shall mean, with respect to a Definitive Certificate, the Certificateholder.

     "Certificate Rate" means, with respect to (i) the Class A-1 Certificates and each Class A-1 Interest Period, a rate per annum equal to CDOR for such Class A-1 Interest Period plus 0.17%, (ii) the Class A-2 Certificates, 4.697%,
(iii) the Class A-3 Certificates, 5.422%, (iv) the Class B Certificates, 7.070% and (v) the Class C Certificates, 8.344%.

     "Certificate Register" has the meaning set forth in Section 7.2(a).

     "Certificate Registrar" means the Custodian acting as Certificate Registrar pursuant to this Agreement.

     "Certificateholder" means the Person in whose name a Certificate is registered in the Certificate Register. All references herein to "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Clearing Agency and the Clearing Agency Participants, except as otherwise specified herein; provided, however, that the parties hereto shall be required to recognize as a "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

     "Certificateholders' Certificate Balance Carryover Amount" means, as of any Distribution Date, the excess of an amount equal to the Certificateholders' Certificate Balance Distributable Amount for the preceding Distribution Date over the Certificate Balance Accumulation Amount with respect to clause (i) of such definition that were actually deposited in the Accumulation Account in respect of the Certificate Balances of the Offered Certificates on such preceding Distribution Date.

     "Certificateholders' Certificate Balance Distributable Amount" means, for any Distribution Date, other than the Final Scheduled Distribution Date for any Class of Offered Certificates, the sum of the Certificateholders' Monthly Certificate Balance Distributable Amount and the Certificateholders' Certificate Balance Carryover Amount, if any. The



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                                      -6-

         Certificateholders' Certificate Balance Distributable Amount on the Final Scheduled Distribution Date for any Class of Certificate will equal the sum of:

          (1) the Certificateholders' Monthly Certificate Balance Distributable Amount for such Distribution Date;

          plus

          (2) the Certificateholders' Certificate Balance Carryover Amount as of such Distribution Date;

          plus

          (3) the excess of the Adjusted Certificate Balance of the maturing Class of Certificates, if any, over the amounts described in clauses (1) and (2) above.

     Notwithstanding the above, the Certificateholders' Certificate Balance Distributable Amount shall not exceed the Adjusted Certificate Balance.

     "Certificateholders' Certificate Rate Carryover Amount" means, with respect to any Distribution Date and any Class of Offered Certificates, the sum of (a) the difference between (i) the Certificateholders' Monthly Certificate Rate Distributable Amount, and (ii) the amount that was actually deposited to the Accumulation Account in respect of the Certificateholders' Certificate Rate Distributable Amount for the Class on such preceding Distribution Date, plus (b) the Certificateholders' Certificate Rate Carryover Amount, if any, as of the prior Distribution Date, plus (c) an amount equal to interest on the Certificateholders' Certificate Rate Carryover Amount for such Class of Offered Certificates on the previous Offered Certificate Distribution Date, at the Certificate Rate for such Class from and including the immediately preceding Distribution Date to but excluding the current Distribution Date.

     "Certificateholders' Certificate Rate Distributable Amount" means, with respect to any Distribution Date and Class of Offered Certificates, the lesser of (a) the sum of (i) the Certificateholders' Monthly Certificate Rate Distributable Amount, and (ii) the Certificateholders' Certificate Rate Carryover Amount, if any, and (b) the amount that is available to be deposited to the Accumulation Account in respect of the Certificateholders' Certificate Rate Distributable Amount.

     "Certificateholders' Distributable Amount" means, for any Distribution Date, the sum of the Certificateholders' Certificate Balance Distributable Amount and the Certificateholders' Certificate Rate Distributable Amount.

     "Certificateholders' Monthly Certificate Balance Distributable Amount" means, for any Distribution Date, the lesser of:

     (1)  the excess of;





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                                      -7-

          (a) the Adjusted Certificate Balance less any Certificateholder's Certificate Balance Carryover Amount before giving effect to distributions on such date, over

          (b)    the Required Adjusted Certificate Balance; and

          (2)    the Certificate Balance Distributable Amount.

     "Certificateholders' Monthly Certificate Rate Distributable Amount" means, with respect to any Distribution Date and any Class of Offered Certificates, an amount equal to the product of (i) the Certificate Balance of such Class as of the close of the immediately preceding Distribution Date, (ii) the Certificate Rate for such class, and (iii) (x) in the case of the Class A-1 Certificates, a fraction, the numerator of which is the actual number of days from and including the immediately preceding Distribution Date to but excluding the current Distribution Date, and the denominator of which is 365, and (y) in the case of the Class A-2, Class A-3, Class B and Class C Certificates, a fraction, the numerator of which is one and the denominator of which is 12; provided, however, that for the initial Distribution Date, the Certificateholders' Monthly Certificate Rate Distributable Amount for the Class A-1, Class A-2, Class A-3, Class B and Class C Certificates will be an amount equal to $68,227.40, $202,696.40, $159,892.71, $94,788.22 and $89,495.10, respectively.

     "Certificateholders' Parity Deficit Amount" means, for any Distribution Date, the excess, if any, of:

     (1) the remaining Adjusted Certificate Balance on the Distribution Date, after giving effect to all deposits made to and including such Distribution Date into the Accumulation Account from sources other than the Spread Account;

            minus

     (2)    the Pool Balance at the end of the prior calendar month.

     "Certificateholders' Targeted Certificate Rate Distributable Amount" means, with respect to any Class of Offered Certificates and any related Offered Certificate Distribution Date, an amount equal to the sum of (a) the product of
(i) the sum of (A) the Certificate Balance of such Class as of the close of the immediately preceding Offered Certificate Distribution Date for such Class, and
(B) the Certificateholders' Certificate Rate Carryover Amount from the prior Offered Certificate Distribution Date, (ii) the Certificate Rate for such Class, and (iii) (x) in the case of the Class A-1 Certificates a fraction, the numerator of which is the actual number of days from and including the immediately preceding Offered Certificate Distribution Date to but excluding the current Offered Certificate Distribution Date, and the denominator of which is 365, and (y) in the case of the Class A-2, Class A-3, Class B and Class C Certificates a fraction, the numerator of which is the number of Distribution Dates from and including the immediately preceding Offered Certificate Distribution Date to and excluding the current Offered Certificate Distribution Date and the denominator of which is 12, and (b) the Certificateholders' Certificate Rate Carryover Amount from the prior Offered Certificate Distribution Date; provided, however, that for the initial Offered Certificate Distribution Dates for the Class A-1, Class A-2, Class A-3, Class B and Class C Certificates, the Certificateholders' Targeted Certificate Rate Distributable

Amount will be an amount equal to $276,320.96, $1,783,041.19, $1,135,238.21,
$672,996.39 and $635,415.21, respectively.

     "Class" means, collectively, all of the Certificates bearing the same alphabetical and, if applicable, numeral class designation.

     "Class A Certificates" means, collectively, the Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates.

     "Class A-1 Certificate" means any one of the Certificates with a "Class A-1" designation on the face thereof, substantially in the form of Exhibit A-1 attached hereto.

     "Class A-1 Interest Period" means, in respect of any Class A-1 Certificate, the period from and including one Offered Certificate Distribution Date relating to such Offered Certificate (or in the case of the first Class A-1 Interest Period, the Closing Date) to but excluding the next following Offered Certificate Distribution Date relating to the Offered Certificate.

     "Class A-2 Certificate" means any one of the Certificates with a "Class A-2" designation on the face thereof, substantially in the form of Exhibit A-2 attached hereto.

     "Class A-3 Certificate" means any one of the Certificates with a "Class A-3" designation on the face thereof, substantially in the form of Exhibit A-3 attached hereto.

     "Class B Certificate" means any one of the Certificates with a "Class B" designation on the face thereof, substantially in the form of Exhibit A-4 attached hereto.

     "Class C Certificate" means any one of the Certificates with a "Class C" designation on the face thereof, substantially in the form of Exhibit A-5 attached hereto.

     "Clearing Agency" shall mean an organization recognized as a "clearing agency" pursuant to the Securities Act (Ontario).

     "Clearing Agency Participant" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "Closing Date" means May 17, 2002, or such other date as the Issuer, the Seller and the Underwriter agree, but not later than May 31, 2002.

     "Collateral Insurance" has the meaning set forth in Section 5.4(a).

     "Collected Funds" means, with respect to any Collection Period, the amount of funds in the Collection Account representing collections on the Automobile Loans during such Collection Period, including all Net Liquidation Proceeds collected during such Collection Period (but excluding any Purchase Amounts).

     "Collection Account" means the account designated as such, established and maintained pursuant to Section 6.1.

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                                      -9-

     "Collection Period" means, with respect to the first Distribution Date, the period beginning on the close of business on the Cut-off Date and ending on the close of business on May 31, 2002. With respect to each subsequent Distribution Date, "Collection Period" means the immediately preceding calendar month. Any amount stated "as of the close of business of the last day of a Collection Period" shall give effect to the following calculations as determined as of the end of the day on such last day: (i) all applications of collections and (ii) all distributions.

     "Collection Records" means all manually prepared or computer generated records relating to collection efforts or payment histories with respect to the Automobile Loans.

     "Computer Tape" means the computer tapes or other electronic media furnished by the Seller to the Issuer and its assigns describing certain characteristics of the Automobile Loans as of the Cut-off Date.

     "Contract" means a motor vehicle retail instalment sale contract.

     "Corporate Trust Office" means, with respect to the Custodian, the principal corporate trust office of the Custodian, which at the time of execution of this agreement is Suite 5104, 100 King Street West, Toronto, Ontario, M5X 1A1, Attention: Senior Trust Officer.

     "Cram Down Loss" means, with respect to any Automobile Loan, if a court of appropriate jurisdiction in a proceeding related to an Insolvency Event shall have issued an order reducing the amount owed on the Automobile Loan or otherwise modifying or restructuring the Scheduled Automobile Loan Payments to be made on the Automobile Loan, an amount equal to:

     (i) the excess of the principal balance of such Automobile Loan immediately prior to such order over the Automobile Loan's Principal Balance as so reduced; and/or

     (ii) if such court shall have issued an order reducing the effective rate of interest on such Automobile Loan, the excess of the principal balance of such Automobile Loan immediately prior to such order over the net present value (using as the discount rate the higher of the average payment rate on such Automobile Loan or the rate of interest, if any, specified by the court in such order) of the Scheduled Automobile Loan Payments as so modified or restructured. A "Cram Down Loss" shall be deemed to have occurred on the date of issuance of such order.

     "Custodial Accounts" has the meaning set forth in Section 6.1(b).

     "Custodian" means The Trust Company of Bank of Montreal, its successor in interest and permitted assigns, or any successor custodian appointed as herein provided.

     "Custodian Fee" means the fee payable to the Custodian for services rendered by the Custodian in the exercise and performance of any of the powers and duties of the Custodian hereunder.

     "Custodian Liability" has the meaning set forth in Section 11.5(b).

     "Cut-off Date" means May 8, 2002.

     "DBRS" means Dominion Bond Rating Service Limited, or its successors.

     "Dealer" means a dealer who sold a Financed Vehicle and who originated and assigned the respective Automobile Loan to AmeriCredit Canada under a Dealer Agreement or pursuant to a Dealer Assignment.

     "Dealer Agreement" means any agreement between a Dealer and AmeriCredit Canada relating to the acquisition of Automobile Loans from a Dealer by AmeriCredit Canada.

     "Dealer Assignment" means, with respect to an Automobile Loan, the executed assignment executed by a Dealer conveying such Automobile Loans to AmeriCredit Canada.

     "Deficiency Draw Amount" means, the amount, after taking into account the application on the Distribution Date of Available Funds for the related Collection Period, equal to the sum, without duplication, of:

     (1) any shortfall on the Distribution Date in the full payment of amounts in clauses (i) and (ii) of Section 6.4(a);

     plus

     (2) if the Distribution Date is an Offered Certificate Distribution Date, the Certificateholders' Certificate Rate Carryover Amount for such date;

     plus

     (3)    the greater of:

     (A) the Certificateholders' Parity Deficit Amount, if any, for the Distribution Date;

     and

     (B) if the Distribution Date is the Final Scheduled Distribution Date for any Class, any remaining outstanding Certificate Balance of that Class, to the extent that the amount is available on the Distribution Date in the Spread Account.

     "Definitive Certificates" means the fully registered certificated form certificates issued to owners of Book-Entry Certificates or their nominees in certain circumstances.

     "Depository Account" means an account maintained by the Servicer at the Depository Bank pursuant to Section 5.2(d).

     "Depository Agreement" means any agreement relating to the Depository Account.

     "Depository Bank" means a depository institution at which a Depository Account is maintained by the Servicer.

         "Determination Date" means, with respect to any Collection Period, the Business Day preceding the Distribution Date in the next calendar month.

         "Distribution Date" means the sixth day of each month commencing June 6, 2002. If any such day is not a Business Day in Toronto, Ontario, the "Distribution Date" shall be the next such Business Day.

         "Documentary Custodian" means AmeriCredit Financial Services, Inc., in its capacity as documentary custodian under the AmeriCredit US Custodial Agreement, and its successors in such capacity thereunder.

         "Early Termination Payment" means any early termination payment payable by the Interest Rate Cap Counterparty pursuant to the Interest Rate Cap if the Interest Rate Cap is terminated prior to the Final Scheduled Distribution Date for the Class A-1 Certificates.

         "Electronic Ledger" means the electronic master record of the retail instalment sales contracts or instalment loans of the Servicer.

         "Eligible Deposit Account" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with a corporate trust department of a bank or trust company organized under the laws of Canada or any one of the provinces thereof, having corporate trust powers and acting as agent for funds deposited in such account, so long as any of the securities of such bank or trust company have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade.

         "Eligible Institution" means the Custodian, or any other trust company or Schedule I chartered bank incorporated under the laws of Canada (including an affiliate of the Custodian) or any province thereof (i) which has either (A) a long-term unsecured debt rating of AA (low) or better by DBRS, Aa3 or better by Moody's and AA- or better from Standard & Poor's or (B) a certificate of deposit rating or short-term credit rating of R-1 (middle) or better by DBRS, Prime-1 or better by Moody's and A-1+ by Standard & Poor's, or such other lower ratings as may be acceptable to the Rating Agencies, and (ii) whose deposits are insured by Canada Deposit Insurance Corporation or its successors;

         "Eligible Investments" mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

         (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the Government of Canada or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the Government of Canada;

         (b) demand deposits, time deposits or certificates of deposit of any chartered bank or trust company or credit union or co-operative credit society incorporated under the laws of Canada or any province thereof and subject to supervision and examination by federal banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) of such depository institution or trust company shall have a credit rating of at least two of the following: (i) A-1+ from Standard & Poor's, (ii) Prime-1 from Moody's, and (iii) R-1 (high) from DBRS; provided, further, however, that if such commercial paper or other short-term senior unsecured debt obligations are rated by Moody's they shall have a credit rating of at least Prime-1 from Moody's.

         (c) call loans and notes or banker's acceptances issued or accepted by any bank, trust company, credit union or co-operative credit society described in paragraph (b) above;

         (d) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating of at least two of the following: (i) A-1+ from Standard & Poor's; (ii) Prime-1 from Moody's, and (iii) R-1 (high) from DBRS; provided, however, that if such commercial paper is rated by Moody's it shall be rated at least Prime-1 by Moody';s;

         (e) investments in money market funds (including funds for which the Custodian in each of their individual capacities or any of their respective Affiliates is investment manager, controlling party or advisor) having a rating of at least two of the following: (i) AAAm or AAAm-G from Standard & Poor's, (ii) Aaa from Moody's, and
               (iii) AAA from DBRS; provided, however, that if such investments are rated by Moody's they shall be rated at least Aaa by Moody's;

         (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the Government of Canada or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the Government of Canada, in either case entered into with a bank or trust company (acting as principal) referred to in clause (b) above; and

         (g)   any other investment to which the Rating Agencies have consented.

         "Event of Default" means the occurrence of either of the following events: (i) the failure to make any Certificate Rate distribution on any Class of Offered Certificates when the same is scheduled to be made and the continuance of such failure for a period of five days, or (ii) the failure to distribute the outstanding Certificate Balance of any Class of Offered Certificates on its Final Scheduled Distribution Date.

         "Final Scheduled Distribution Date" means (i) for the Class A-1 Certificates, July 7, 2003, (ii) for the Class A-2 Certificates, September 6, 2005, (iii) for the Class A-3 Certificates, October 6, 2006, (iv) for the Class B Certificates, March 6, 2007, and (v) for the Class C Certificates, May 6, 2009.

         "Financed Vehicle" means an automobile, light-duty truck, van or minivan, together with all accessions thereto, securing an Obligor's indebtedness under the respective Automobile Loan.

         "Financing Statements" has the meaning set forth in Section 13.2(a).

         "Force-Placed Insurance" has the meaning set forth in Section 5.4.

         "Independent Accountants" has the meaning set forth in Section 5.11.

         "Initial Certificate Balance" means, for the Class A-1 Certificates, $45,000,000, for the Class A-2 Certificates, $80,750,000, for the Class A-3 Certificates, $53,966,000, for the Class B Certificates, $24,535,000, and for the Class C Certificates, $19,628,000.

         "Initial Pool Balance" means the Pool Balance as of the Cut-off Date.

         "Insolvency Event" means, with respect to a specified Person, (a) the admission by the Person that the Person is unable to pay its liabilities generally as they become due, or (b) the making by the Person of a general assignment for the benefit of the creditors of the Person, or (c) any other acknowledgement by the Person of the insolvency of the Person, or (d)(i) the institution of any proceeding by or against the Person seeking to adjudicate it a bankrupt or insolvent or seeking liquidation, winding up, dissolution, reorganization, arrangement, adjustment, protection, relief or composition of its debts under any law relating to bankruptcy, insolvency, reorganization, moratorium or relief of debtors or seeking the entry of an order for relief by the receiver, trustee or other similar official for the Person or for any substantial part of its property and if such proceeding has been instituted against the Person either such proceeding has not been stayed or dismissed within 45 days or any of the actions sought in such proceeding (including the entry of an order for relief or the appointment of a receiver), are granted against the Person or the property of the Person or any substantial part thereof, or (ii) the private appointment of a receiver in respect of the Person or of the property of the Person or any substantial part thereof.

         "Insurance Add-On Amount" means the premium charged to the Obligor in the event that the Servicer obtains Force-Placed Insurance pursuant to Section 5.4.

         "Interest Rate Cap" means the Confirmation (as defined in the ISDA Master Agreement) dated as of the Closing Date between the Interest Rate Cap Counterparty and AmeriCredit Canada relating to an interest rate cap transaction, as amended, modified, supplemented or restated from time to time.

         "Interest Rate Cap Counterparty" means Merrill Lynch Capital Services, Inc., and its successors and permitted assigns under the ISDA Master Agreement.

         "Interest Rate Cap Guarantee" means the guarantee dated as of May 6, 2002 by Interest Rate Cap Guarantor in favour of AmeriCredit Canada in respect of the obligations of the Interest Rate Cap Counterparty under the ISDA Master Agreement, as amended, modified, supplemented or restated from time to time.

         "Insurance Policies" has the meaning set forth in Section 5.4(a).

         "Interest Rate Cap Guarantor" means Merrill Lynch & Co., Inc., and its successors.

         "Investment Earnings" means, with respect to any date and any Custodial Account, the interest and other investment earnings (net of losses and investment expenses) on amounts on deposit in such Custodial Account and to be deposited into the Collection Account on such date.

         "ISDA Master Agreement" means the ISDA Master Agreement dated as of May 3, 2002 (including the Schedule thereto) between the Interest Rate Cap Counterparty and AmeriCredit Canada, as amended, modified, supplemented or restated from time to time.

         "Issuer" means Merrill Lynch Financial Assets Inc., and its successors.

         "Lien" means a security interest, lien, charge, pledge, equity, or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Automobile Loan by operation of law as a result of any act or omission by the related Obligor.

         "Liquidated Automobile Loan" means, with respect to any Collection Period, an Automobile Loan for which, as of the last day of such Collection Period (i) 90 days have elapsed since the Servicer repossessed the Financed Vehicle; provided, however, that in no case shall $30 or more of a Scheduled Automobile Loan Payment have become 210 or more days delinquent in the case of a repossessed Financed Vehicle; (ii) the Servicer has determined in good faith that it has received all amounts it expects to recover; or (iii) $30 or more of a Scheduled Automobile Loan Payment has become 120 or more days delinquent, except in the case of a repossessed Financed Vehicle.

         "Maturity Advance" means any advance made by the Servicer pursuant to
Section 6.3(d).

         "Monthly Records" means all records and data maintained by the Servicer with respect to the Automobile Loans, including the following with respect to each Automobile Loans: the account number; the originating Dealer; Obligor name; Obligor address; Obligor home phone number; Obligor business phone number; original Principal Balance; original term; Annual Percentage Rate; current Principal Balance; current remaining term; origination date; first payment date; final scheduled payment date; next payment due date; date of most recent payment; new/used classification; collateral description; days currently delinquent; number of contract extensions (months) to date; amount of Scheduled Automobile Loan Payment; current Insurance Policy expiration date; and past due late charges.

         "Moody's" means Moody's Investors Service Inc., or its successor.

         "Net Liquidation Proceeds" means, with respect to a Liquidated Automobile Loan, (1) proceeds from the underlying Financed Vehicles' disposition; plus (2) any insurance proceeds; plus (3) other monies received from the Obligor that are allocable to principal and interest due under the Automobile Loan; minus (4) the Servicer's reasonable out-of-pocket costs, including repossession and resale expenses not already deducted from any proceeds of disposition or collections, in connection with the collection of such Automobile Loan and any amounts that are required to be remitted to the Obligor by law; provided, however, that Net Liquidation Proceeds shall in no event be less than zero.

         "Obligor" means, in respect of an Automobile Loan, the purchaser or co-purchasers of the related Financed Vehicle and any other Person who owes payments under the Automobile Loan.

         "Offered Certificate Distribution Date" means (i) the Distribution Date in each of August, November, February and May of each year in the case of the Class A-1 Certificates, (ii) the Distribution Date in November and May of each year in the case of the Class A-2 Certificates, (iii) the Distribution Dates in October and April of each year in the case of the Class A-3, Class B and Class C Certificates and (iv) with respect to any Class of Offered Certificates, the date on which the Certificate Balance is reduced to zero pursuant to exercise of the "optional purchase" of the Servicer under Error! Reference source not found. and the payments made from the Accumulation Account after the Pool Balance has been reduced to zero. If the Certificate Balance for any Class of Offered Certificates is not distributed in full on its Targeted Certificate Balance Distribution Date or an Event of Default occurs, the Offered Certificate Distribution Date for such Class shall be each Distribution Date thereafter until the Certificate Balance for such class is reduced to zero. The first Offered Certificate Distribution Date shall be (i) August 6, 2002 in the case of the Class A-1 Certificates, (ii) November 6, 2002 in the case of the Class A-2 Certificates and (iii) October 6, 2002 in the case of the Class A-3, Class B and Class C Certificates.

         "Offered Certificates" means the Class A-1, Class A-2, Class A-3, Class B and Class C Certificates.

         "Officers' Certificate" means a certificate signed by the chairman of the board, the president, any executive vice president or any vice president, any treasurer, assistant treasurer, secretary or assistant secretary of the Seller or the Servicer, as appropriate.

         "Opinion of Counsel" means a written opinion of counsel, which is in form and substance acceptable to the Custodian and the Rating Agencies, each acting reasonably.

         "Optional Purchase Price" has the meaning set forth in Section 12.2(a).

         "Ownership Interest" means, as to any Certificate, any ownership interest in such Certificate as the Certificateholder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         "Percentage Interest" means, with respect to any Certificate, a percentage, the numerator of which is the initial balance of such Certificate as of the Closing Date, as specified on the face thereof, and the denominator of which is the Initial Certificate Balance of the relevant Class.

         "Person" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "Pool Balance" means, as of any date the aggregate Principal Balance of the Automobile Loans, excluding all Liquidated Automobile Loans and all Purchased Automobile Loans, at the end of the preceding calendar month.

         "PPSA" means, in respect of each province or territory of Canada (other than Quebec), the Personal Property Security Act, as from time to time in effect in such province or territory and, in respect of Quebec, the Civil Code of Quebec, as from time to time in effect in such province.

         "Principal Balance" means, with respect to any Automobile Loan, as of any date, the sum of (x) the Amount Financed, minus (i) that portion of all amounts received on or prior to such date and allocable to principal in accordance with the terms of the Automobile Loan, minus (ii) any Cram Down Loss in respect of such Automobile Loan accounted for as at that date, plus (y) the unpaid interest that has been capitalized on such Automobile Loan and added to the loan balance as at that date.

         "Purchase Agreement" means the purchase agreement dated as of the Closing Date between AmeriCredit Canada and the Seller, as amended, modified, supplemented or restated from time to time.

         "Purchase Amount" means, with respect to a Purchased Automobile Loan, the Principal Balance as of the date of purchase.

         "Purchased Assets" has the meaning set forth in Section 2.1.

          "Purchased Automobile Loan" means an Automobile Loan purchased as of the close of business on the last day of a Collection Period by the Servicer pursuant to Section 5.7 or Section 12.2 or repurchased by AmeriCredit Canada pursuant to Section 3.2.

         "Rating Agency" means each of Moody's, Standard & Poor's and DBRS and, collectively, the "Rating Agencies". If no such organization or successor maintains a rating on the Certificates, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Servicer and acceptable to the Custodian, acting reasonably, notice of which designation shall be given to the Custodian.

         "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given 10 days' (or such shorter period as shall be acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Seller, the Issuer, the Servicer and the Custodian in writing that such action will not result in a reduction or withdrawal of the then current rating of any Class of Certificates.

         "Record Date" means, with respect to each Distribution Date, the close of business on the Business Day immediately preceding such Distribution Date.

         "Required Adjusted Certificate Balance" means, for any Distribution Date, the amount equal to the sum of:

         (a)   the product of:

         (1)   the Pool Balance as of the end of the prior calendar month, and

         (2)   100% minus the Required Overcollateralization Percentage;

         plus

         (b) if such Distribution Date is on or prior to the date on which the "optional repurchase" can be exercised by the Servicer, the Spread Account balance on such Distribution Date (prior to giving effect to any deposits thereto or withdrawals therefrom).

         Notwithstanding anything to the contrary in this defined term, the Required Adjusted Certificate Balance shall never be greater than the Pool Balance at any time.

         "Required Overcollateralization Percentage" means a percentage equal to
(i) 19% of the outstanding Pool Balance less (ii) the Spread Account balance, divided by the Pool Balance. On any Distribution Date on which the Adjusted Certificate Balance, as of the prior Distribution Date, is less than or equal to 10% of the initial Adjusted Certificate Balance, the Required Overcollateralization Percentage equals 100%.

         "Residual Certificate" means a Certificate designated as a "Class R" Certificate on the face thereof, substantially in the form of Exhibit A-6 attached hereto, and evidencing the residual interests in the ACAR Series 2002-A Certificateholders' Assets.

         "Responsible Officer" means, with respect to any Person, the chairman or vice-chairman of the board of directors, any managing director, the chairman or vice-chairman of the executive committee of the board of directors, the chief executive officer, the president, any vice president, assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, or any other officer of such person customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Schedule of Automobile Loans" means the schedule (which schedule may be in the form of microfiche or a disk) of all motor vehicle retail instalment sales contracts originally sold by the Seller to the Issuer on the Closing Date to be held as part of the ACAR 2002-A Certificateholder's Assets pursuant to this Agreement, which is attached as Schedule A.

         "Schedule of Representations" means the Schedule of Representations and Warranties attached hereto as Schedule B.

          "Scheduled Automobile Loan Payment" means, with respect to any Collection Period for any Automobile Loan, the amount set forth in such Automobile Loan as required to be paid by the Obligor in such Collection Period. If after the Closing Date, the Obligor's obligation under an Automobile Loan with respect to a Collection Period has been modified so as to differ from the amount specified in such Automobile Loan as a result of (i) the order of a court in an insolvency proceeding involving the Obligor, or (ii) modifications or extensions of the Automobile Loan permitted by Section 5.2(b), the Scheduled Automobile Loan Payment with respect to such Collection Period shall refer to the Obligor's payment obligation with respect to such Collection Period as so modified.

         "Seller" means AmeriCredit Canada 2002-A Corp., a corporation incorporated under the federal laws of Canada, and its successors in interest to the extent permitted hereunder.

         "Seller Assignment" means the assignment dated as of the Closing Date from the Seller to the Issuer.

         "Service Contract" means, with respect to a Financed Vehicle, the agreement, if any, financed under the related Automobile Loan that provides for the repair of such Financed Vehicle.

         "Servicer" means AmeriCredit Canada, as the servicer of the Automobile Loans, and each successor Servicer pursuant to Section 10.3.

         "Servicer Termination Event" means an event specified in Section 10.1.

         "Servicer's Certificate" means an Officers' Certificate of the Servicer delivered pursuant to Section 5.9, substantially in the form of Exhibit B.

         "Servicing Fee" has the meaning set forth in Section 5.8.

         "Servicing Fee Rate" means 2.25% per annum.

         "Simple Interest Method" means the method of allocating a fixed level payment on an obligation between principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest on such obligation multiplied by the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and 365 days in the calendar year) elapsed since the preceding payment under the obligation was made.

         "Spread Account" means the account designated as such, established and maintained pursuant to Section 6.1.

         "Standard & Poor's" means Standard & Poor's Rating Service, a division of The McGraw-Hill Companies, Inc., or its successor.

         "Statistical Calculation Date" means April 28, 2002.

         "Subordinated Certificate" means a Class B, Class C or Residual Certificate.

         "Targeted Certificate Balance Distribution Date" means, for the Class A-1 Certificates, November 6, 2002, for the Class A-2 Certificates, May 6, 2004, for the Class A-3 Certificates, October 6, 2005, for the Class B Certificates, October 6, 2005, and for the Class C Certificates, October 6, 2005.

         "Voting Rights" means the voting rights for the Certificates.

         "Underwriter" means Merrill Lynch Canada Inc. and its successors.

1.2      Other Definitional Provisions.

         (a) All terms defined in this Agreement shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         (c) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

         (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

         (e) Except as otherwise specifically provided herein, all monetary amounts in this Agreement are stated in lawful money of Canada.

                                    ARTICLE 2
                         CONVEYANCE OF PURCHASED ASSETS

2.1      Conveyance of Purchased Assets.

         In consideration of the Issuer's delivery to or upon the order of the Seller on the Closing Date of (i) $223,879,000 (less the amount deposited by the Issuer to Spread Account pursuant to Section 6.1(a)(iii)), and (ii) the Residual Certificate, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse (subject to the obligations set forth herein) (and on a fully serviced basis as provided herein and in the Purchase Agreement), all right, title and interest of the Seller in and to the following assets (collectively, the "Purchased Assets"):

         (a) the Automobile Loans and all collections received thereon after the Cut-off Date;

         (b) the security interests in the Financed Vehicles granted by Obligors pursuant to the Automobile Loans and any other interest of the Seller in such Financed Vehicles;

         (c) any proceeds and the right to receive proceeds with respect to the Automobile Loans from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors and any proceeds from the liquidation of the Automobile Loans;

         (d) any proceeds from any Automobile Loan repurchased by a Dealer pursuant to a Dealer Agreement as a result of a breach of representation or warranty in the related Dealer Agreement;

         (e)   the Automobile Loan Files;

         (f) all proceeds of payments made by the Interest Rate Cap Counterparty pursuant to the Interest Rate Cap (other than any Early Termination Payments);

         (g) all proceeds of payments made by the Interest Rate Cap Guarantor pursuant to the Interest Rate Cap Guarantee (except to the extent such proceeds relate to Early Termination Payments);

         (h) all of the right, title and interest of the Seller in and to the Purchase Agreement (including, without limitation, all of the Seller's rights against AmeriCredit Canada under the Purchase Agreement in respect of breaches of representations and warranties made by AmeriCredit Canada under the Purchase Agreement); and

         (i)   the proceeds of any and all of the foregoing.

         It is the intention of the Seller that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Purchased Assets from the Seller to the Issuer and the beneficial interest in and title to the Purchased Assets shall not be part of the Seller's estate in the event of the filing of a bankruptcy or insolvency petition or proceeding by or against the Seller under any bankruptcy or insolvency law.

2.2 Conveyance of Automobile Loans to Custodian and Creation of Co-Ownership Interests.

         (a) Forthwith upon the closing of the sale by the Seller to the Issuer pursuant to Section 2.1 on the Closing Date, the Issuer, on the direction of each Person who has agreed to acquire a Certificate, hereby sells, assigns, transfers, sets over, conveys and delivers to, and deposits with, the Custodian, all of the right, title and interest of the Issuer in, to and under the Purchased Assets. The Custodian shall thereafter hold the ACAR Series 2002-A Certificateholders' Assets as agent, nominee and bailee, and so far as same is required for the purposes of the laws of the Province of Quebec, as holder of power of attorney (fonde de pouvoir) within the meaning of Article 2692 of the Civil Code of Quebec, for the benefit of the Certificateholders, all of whom appoint the Custodian to so act.

         (b) The Custodian agrees to act as the agent, nominee and bailee for the Certificateholders pursuant to the terms of this Agreement, and to perform the functions and services and exercise the authority conferred on it by the Certificateholders pursuant to this Agreement. Subject to the terms and conditions hereof, the Custodian hereby acknowledges its acceptance of, as agent, nominee and bailee, and holder of power of attorney (fonde de pouvoir), for and on behalf of the Certificateholders, the sale, assignment, transfer, conveyance, delivery and deposit of all of the Issuer's present and future right, title and interest in, to and under the Purchased Assets.

2.3      Representations and Warranties of Issuer.

         The Issuer hereby represents and warrants to the Custodian, for its own benefit and the benefit of the Certificateholders, and to the Backup Servicer, as of the Closing Date (which representations and warranties shall not merge on, but shall survive, the Closing Date), that:

         (a) The Issuer is a corporation duly organized, validly existing and in good standing under the laws of Canada and possesses all licenses and authorizations necessary to carry out the transactions of the Issuer contemplated by this Agreement.

         (b) The execution and delivery of this Agreement by the Issuer, and the performance and compliance with the terms of this Agreement by the Issuer, does not and will not violate the Issuer's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, the default or breach of which, in the Issuer's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Issuer to perform its obligations under this Agreement or the financial condition of the Issuer.

         (c) No consent, approval or authorization of or designation, declaration, notice or filing with any governmental authority, corporation, person or firm on the part of the Issuer is required in connection with the valid execution and delivery of this Agreement or the consummation of any other transactions of the Issuer contemplated hereby other than a consent, approval, authorization, designation, declaration, notice or filing which has been obtained, made or given.

         (d) The Issuer has the full power and authority to carry on its business as now being conducted and to enter into and consummate all transactions of the Issuer contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

         (e) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Issuer, enforceable against the Issuer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

         (f) The Issuer is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement does not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, provincial or local governmental or regulatory authority, which violation, in the Issuer's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Issuer to perform its obligations under this Agreement or the financial condition of the Issuer.

     (g) The creation of the co-ownership interests in the Purchased Assets in favour of the Certificateholders as contemplated herein requires no regulatory approval, other than any such approvals as have been obtained, and is not subject to any bulk sales or similar legislation in effect in any applicable jurisdiction.

     (h) No litigation is pending or, to the best of the Issuer's knowledge, threatened against the Issuer that, if determined adversely to the Issuer, would prohibit the Issuer from entering into this Agreement or, in the Issuer's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Issuer to perform its obligations under this Agreement or the financial condition of the Issuer.

     (i) Immediately prior to the transfer of the Purchased Assets by the Issuer to the Custodian and the creation of the co-ownership interests in the Purchased Assets in favour of the Certificateholders pursuant to this Agreement, the Issuer is the sole beneficial owner of the Purchased Assets free and clear of all encumbrances and has full right and authority to sell, assign and transfer its right, title and interest in the Purchased Assets.

     (j) The Issuer is transferring its right, title and interest in, to and under the Purchased Assets to the Custodian for the benefit of the Certificateholders free and clear of any liens, pledges, charges and security interests created by it or attributable to its ownership.

     (k) The Issuer will in its financial statements treat (i) the transfer to it of the Seller's interest in the Purchased Assets as a sale of the Purchased Assets to the Issuer, and (ii) the transfer by the Issuer to the Certificateholders as co-owners of the beneficial interest in the Purchased Assets as a sale of the Purchased Assets to the Certificateholders. The consideration received by the Issuer upon such sale will constitute the fair market value of the Purchased Assets. The Issuer will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Purchased Assets to the Certificateholders. The Issuer is not selling the Purchased Assets to the Certificateholders with any intent to hinder, delay or defraud any of the creditors of the Issuer.

     The representations and warranties of the Issuer set forth in this Section
2.3 shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the ACAR Series 2002-A Certificateholders' Assets remain in existence. Upon discovery by any party hereto of any breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties and to the Rating Agencies.

                                   ARTICLE 3
                              THE AUTOMOBILE LOANS

3.1  Additional Representations and Warranties of Seller.

     The Seller hereby represents and warrants that each of the representations and warranties set forth on the Schedule of Representations attached hereto as Schedule B on which the Issuer is deemed to have relied in acquiring the Purchased Assets is true and correct. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of the Purchased Assets, but shall survive the sale, transfer and assignment of the Purchased Assets by the Seller to the Issuer and by the Issuer to the Custodian pursuant to this Agreement.

3.2  Repurchase upon Breach.

     (a) The Seller, the Servicer or the Custodian, as the case may be, shall inform the other parties to this Agreement promptly, by notice in writing, upon the discovery of any breach of the Seller's representations and warranties made pursuant to Section 3.1. As of the last day of the second (or, if the Seller so elects, the first) month following the discovery by the Seller or receipt by the Seller of notice of such breach, unless such breach is cured by such date, AmeriCredit Canada shall have an obligation to repurchase any Automobile Loan in which the interests of the Certificateholders are materially and adversely affected by any such breach as of such date. The "second month" shall mean the month following the month in which discovery occurs or notice is given, and the "first month" shall mean the month in which discovery occurs or notice is given. In consideration of and simultaneously with the repurchase of the Automobile Loan, (i) the Seller shall remit, or cause AmeriCredit Canada to remit, to the Collection Account the Purchase Amount, in the manner specified in Section 6.3(b); provided, however, that the obligation of the Seller to repurchase any Automobile Loan arising solely as a result of a breach of AmeriCredit Canada's representations and warranties pursuant to the Purchase Agreement is subject to the receipt by the Seller of the Purchase Amount from AmeriCredit Canada, and
(ii) the Issuer shall execute such assignments and other documents reasonably requested by such person in order to effect such repurchase. The sole remedy of the Issuer, the Custodian, or the Certificateholders with respect to a breach of representations and warranties pursuant to Section 3.1 and the agreement contained in this Section shall be to require AmeriCredit Canada to repurchase Automobile Loans pursuant to this Section, subject to the conditions contained herein, and to enforce AmeriCredit Canada's obligation to the Seller to repurchase such Automobile Loans pursuant to the Purchase Agreement. The Custodian shall not have a duty to conduct any affirmative investigation as to the occurrence of any conditions requiring the repurchase of any Automobile Loan pursuant to this Section.

     In addition to the foregoing and notwithstanding whether the related Automobile Loan shall have been purchased by AmeriCredit Canada, AmeriCredit Canada shall indemnify the Servicer, the Backup Servicer, the Custodian and the officers, directors, agents and employees thereof and the Certificateholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach.

                                   ARTICLE 4
                        CUSTODY OF AUTOMOBILE LOAN FILES

4.1  Custody of Automobile Loan Files.

     (a) On the Closing Date, the Custodian shall enter into the AmeriCredit US Custodial Agreement.

     (b) The Documentary Custodian (in accordance with the terms of the AmeriCredit US Custodial Agreement) shall act as custodian on behalf of the Custodian of the following documents or instruments pertaining to each Automobile Loan:

              (i) The fully executed original of the Automobile Loan (together with any agreements modifying the Automobile Loan, including, without limitation, any extension agreements); and

              (ii) The original credit application, or a copy thereof, of each
                   Obligor, fully executed by each such Obligor on customary form, or on a form approved by the Seller, for such application.

                                   ARTICLE 5
                ADMINISTRATION AND SERVICING OF AUTOMOBILE LOANS

5.1  Duties of the Servicer.

     (a) The Servicer is hereby authorized to act as agent for the Custodian and the Certificateholders and in such capacity shall manage, service, administer and make collections on the Automobile Loans, and perform the other actions required by the Servicer under this Agreement. The Servicer agrees that its servicing of the Automobile Loans shall be carried out in accordance with customary and usual procedures of institutions which service motor vehicle retail instalment sales contracts and, to the extent more exacting, the degree of skill and attention that the Servicer exercises from time to time with respect to all comparable motor vehicle receivables that it services for itself or others. In performing such duties, so long as AmeriCredit Canada is the Servicer, it shall substantially comply with the policies and procedures described on Schedule C, as such policies and procedures may be updated from time to time. The Servicer's duties shall include, without limitation, collection and posting of all payments, responding to inquiries of Obligors regarding the Automobile Loans, investigating delinquencies, sending payment coupons to Obligors, reporting any required tax information to Obligors, paying the disposition costs of default accounts, monitoring the collateral, complying with the terms of the Depository Agreement, accounting for collections and furnishing monthly and annual statements to the Issuer with respect to distributions, monitoring the status of Insurance Policies with respect to the Financed Vehicles and performing the other duties specified herein.

     (b) The Servicer shall also administer and enforce all rights and responsibilities of the holder of the Automobile Loans provided for in the Dealer Agreements (and shall maintain possession of the Dealer Agreements to the extent it is necessary to do so), the Dealer Assignments and the Insurance Policies, to the extent that such Dealer Agreements, Dealer

Assignments and Insurance Policies relate to the Automobile Loans, the Financed Vehicles or the Obligors. To the extent consistent with the standards, policies and procedures otherwise required hereby, the Servicer shall follow its customary standards, policies, and procedures and shall have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered by the Custodian to execute and deliver, on behalf of the Custodian and the Certificateholders, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Automobile Loans and with respect to the Financed Vehicles; provided, however, that notwithstanding the foregoing, the Servicer shall not, except pursuant to an order from a court of competent jurisdiction, release an Obligor from payment of any unpaid amount under any Automobile Loan or waive the right to collect the unpaid balance of any Automobile Loan from the Obligor except in accordance with the Servicer's customary practices.

     (c) The Servicer is hereby authorized to commence, in its own name or in the name of the Custodian, a legal proceeding to enforce an Automobile Loan pursuant to Section 5.3 or to commence or participate in any other legal proceeding (including, without limitation, a bankruptcy proceeding) relating to or involving an Automobile Loan, an Obligor or a Financed Vehicle. If the Servicer commences or participates in such a legal proceeding in its own name, the Custodian shall thereupon be deemed to have automatically assigned such Automobile Loan to the Servicer solely for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Custodian to execute and deliver in the Servicer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. The Custodian shall furnish the Servicer with any limited powers of attorney and other documents which the Servicer may reasonably request and which the Servicer deems necessary or appropriate and take any other steps which the Servicer may deem necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

5.2 Collection of Automobile Loan Payments; Modifications of Automobile Loans; Depository Agreements.

     (a) Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Automobile Loans as and when the same shall become due, and shall follow such collection procedures as it follows with respect to all comparable automobile loans that it services for itself or others and otherwise act with respect to the Purchased Assets, the Dealer Agreements, the Dealer Assignments and the Insurance Policies in such manner as will, in the reasonable judgment of the Servicer, maximize the amount to be received by the Custodian with respect thereto. The Servicer is authorized in its discretion to waive any prepayment charge, late payment charge or any other similar fees that may be collected in the ordinary course of servicing any Automobile Loan.

     (b) The Servicer may at any time agree to a modification or amendment of an Automobile Loan in order to (i) change the Obligor's regular due date to a date within the Collection Period in which such due date occurs or (ii) re-amortize the Scheduled Automobile

Loan Payments on the Automobile Loan following a partial prepayment of principal, in accordance with its customary procedures if the Servicer believes in good faith that such extension, modification or amendment is necessary to avoid a default on such Automobile Loan, will maximize the amount to be received by the Issuer with respect to such Automobile Loan, and is otherwise in the best interests of the Issuer.

     (c) The Servicer may grant payment extensions on, or other modifications or amendments to, an Automobile Loan (in addition to those modifications permitted by Section 5.2(b)) in accordance with its customary procedures if the Servicer believes in good faith that such extension, modification or amendment is necessary to avoid a default on such Automobile Loan, will maximize the amount to be received by the Custodian on behalf of the Certificateholders with respect to such Automobile Loan, and is otherwise in the best interests of the Certificateholders; provided, however, that:

              (i) The aggregate period of all extensions on an Automobile Loan shall not exceed eight months;

              (ii) In no event may an Automobile Loan be extended beyond the Collection Period immediately preceding the latest Final Scheduled Distribution Date; and

              (iii) the Servicer shall not amend or modify an Automobile Loan
                    (except as provided in Section 5.2(b) and this Section 5.2(c)) without the consent of a Certificate Majority.

     (d) The Servicer shall maintain the following system for collecting and processing payments on the Automobile Loans and the other motor vehicle retail instalment sale contracts or security agreements owned or serviced by the Servicer or AmeriCredit Canada. The Servicer shall establish and maintain one or more segregated deposit accounts (collectively, the "Depository Account") at the Depository Bank. The Depository Account shall be maintained by the Servicer for and on behalf of AmeriCredit Canada, the Custodian and each other owner of motor vehicle retail instalment sale contracts or security agreements originated and owned or serviced by the Servicer or AmeriCredit Canada. The Servicer shall use its best efforts to notify or direct Obligors to make all cheque or other mail payments on the Automobile Loans directly to the Depository Account and all direct debit payments on the Automobile Loans to the Depository Account. The Servicer shall not permit any payments other than payments on the Automobile Loans and other motor vehicle retail instalment sale contracts or security agreements originated and owned or serviced by the Servicer or AmeriCredit Canada to be made to the Depository Account. The Servicer shall use its best efforts to notify or direct the Depository Bank to deposit all payments on the Automobile Loans in the Depository Account no later than the Business Day after receipt, and to cause all amounts credited to the Depository Account on account of such payments to be transferred to the Depository Account no later than the second Business Day after receipt of such payments. The Servicer shall cause all amounts credited to the Depository Account on account of payments on the Automobile Loans to be transferred to the Collection Account no later than the second Business Day after receipt of such payments in the Depository Account. The Depository Account shall be a demand deposit account held by the Depository Bank, and shall be an Eligible Deposit Account. The Servicer may at any time move the Depository Account to another Eligible Deposit Account provided the Servicer shall give the Custodian and the Backup Servicer written notice of such new Depository Account.

     Prior to the Closing Date, the Servicer shall have notified each Obligor that makes its payments on the Automobile Loans by cheque and to make such payments thereafter directly to the Depository Bank (except in the case of Obligors that have already been making such payments to the Depository Bank), and shall have provided each such Obligor with remittance invoices in order to enable such Obligors to make such payments directly to the Depository Bank for deposit into the Depository Account, and the Seller will continue, not less often than every three months, to so notify those Obligors who have failed to make payments to the Depository Bank. The Servicer shall request each Obligor that makes payment on the Automobile Loans by direct debit of such Obligor's bank account, to execute a new authorization for automatic payment sufficient to authorize direct debit by the Depository Bank. If at any time, the Depository Bank is unable to directly debit an Obligor's bank account that makes payment on the Automobile Loans by direct debit and if such inability is not cured within 15 days or cannot be cured by execution by the Obligor of a new authorization for automatic payment, the Servicer shall notify such Obligor that it cannot make payment by direct debit and must thereafter make payment by cheque.

     In the event of a termination of the Servicer, the successor Servicer shall establish a new Depository Account or similar collection processing system in accordance with and subject to the terms hereof. The outgoing Servicer shall, upon request of the Custodian, but at the expense of the outgoing Servicer, deliver to the successor Servicer all documents and records relating to each such Depository Account and an accounting of amounts collected and held by the Depository Bank and otherwise use its best efforts to effect the orderly and efficient transfer of any Depository Account to the successor Servicer.

     (e) The Servicer shall deposit all payments by or on behalf of the Obligors received directly by the Servicer to the Depository Bank without deposit into any intervening account and as soon as practicable, but in no event later than three Business Days after receipt thereof.

5.3  Realization upon Automobile Loans.

     (a) Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall use its best efforts to repossess (or otherwise comparably convert the ownership of) and liquidate any Financed Vehicle securing an Automobile Loan with respect to which the Servicer has determined that payments thereunder are not likely to be resumed, as soon as is practicable after default on such Automobile Loan but in no event later than the date on which all or any portion of a Scheduled Automobile Loan Payment has become 91 days delinquent; provided, however, that the Servicer may elect not to repossess a Financed Vehicle within such time period if in its good faith judgment it determines that the proceeds ultimately recoverable with respect to such Automobile Loan would be increased by forbearance. The Servicer is authorized to follow such customary practices and procedures as it shall deem necessary or advisable, consistent with the standard of care required by Section 5.1, which practices and procedures may include reasonable efforts to realize upon any recourse to Dealers, the sale of the related Financed Vehicle at a public or private sale, the submission of claims under an insurance policy and other actions by the Servicer in order to realize upon such an

Automobile Loan. The foregoing is subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession shall increase the proceeds of liquidation of the related Automobile Loan by an amount greater than the amount of such expenses. All amounts received upon liquidation of a Financed Vehicle shall be remitted directly by the Servicer to the Collection Account without deposit into any intervening account as soon as practicable, but in no event later than the Business Day after receipt thereof. The Servicer shall be entitled to recover all reasonable expenses incurred by it in the course of repossessing and liquidating a Financed Vehicle into cash proceeds, but only out of the cash proceeds of such Financed Vehicle, any deficiency obtained from the Obligor or any amounts received from the related Dealer, which amounts in reimbursement may be retained by the Servicer (and shall not be required to be deposited as provided in Section 5.2(e)) to the extent of such expenses. The Servicer shall collect and remit on behalf of the Custodian and the Certificateholders any sales, goods and services and other applicable taxes payable in connection with any realization in respect of any repossessed Financed Vehicles.

     (b) If the Servicer elects to commence a legal proceeding to enforce a Dealer Agreement or Dealer Assignment the act of commencement shall be deemed to be an automatic assignment from the Custodian and the Certificateholders to the Servicer of the rights under such Dealer Agreement or Dealer Assignment for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Dealer Agreement or Dealer Assignment on the grounds that it is not a real party in interest or a Person entitled to enforce the Dealer Agreement or Dealer Assignment, the Issuer or the Custodian, at the Servicer's expense, or the Seller, at the Seller's expense, shall take such steps as the Servicer deems reasonably necessary to enforce the Dealer Agreement or Dealer Assignment, including bringing suit in its name or the name of the Seller or of the Issuer and/or the Custodian for the benefit of the Certificateholders. All amounts recovered shall be remitted directly by the Servicer as provided in Section 5.2(e).

5.4  Insurance.

     (a) The Servicer shall require, in accordance with its customary servicing policies and procedures, that each Financed Vehicle be insured by the related Obligor under the insurance policies (the "Insurance Policies") referred to in Paragraph 24 of the Schedule of Representations and Warranties and shall monitor the status of such physical loss and damage insurance coverage thereafter, in accordance with its customary servicing procedures. Each Automobile Loan requires the Obligor to maintain such physical loss and damage insurance, naming AmeriCredit Canada and its successors and assigns as additional insureds, and permits the holder of such Automobile Loan to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to maintain such insurance. If the Servicer shall determine that an Obligor has failed to obtain or maintain a physical loss and damage Insurance Policy covering the related Financed Vehicle which satisfies the conditions set forth in clause (i)(a) of such Paragraph 24 (including, without limitation, during the repossession of such Financed Vehicle) the Servicer may enforce the rights of the holder of the Automobile Loan under the Automobile Loan to require the Obligor to obtain such physical loss and damage insurance in accordance with its customary servicing policies and procedures. The Servicer may maintain a vendor's single interest or other collateral protection Insurance Policy with respect to all Financed Vehicles ("Collateral Insurance") which policy shall by its terms insure against physical loss and damage in the event any Obligor fails to maintain physical loss and damage insurance with respect to the related Financed Vehicle. All policies of Collateral Insurance shall be endorsed with clauses providing for loss payable to the Servicer. Costs incurred by the Servicer in maintaining such Collateral Insurance shall be paid by the Servicer.

     (b) The Servicer may, if an Obligor fails to obtain or maintain a physical loss and damage Insurance Policy, obtain insurance with respect to the related Financed Vehicle and advance on behalf of such Obligor, as required under the terms of the Insurance Policy, the premiums for such insurance (such insurance being referred to herein as "Force-Placed Insurance"). All policies of Force-Placed Insurance shall be endorsed with clauses providing for loss payable to the Servicer. Any cost incurred by the Servicer in maintaining such Force-Placed Insurance shall only be recoverable out of premiums paid by the Obligors or Net Liquidation Proceeds with respect to the Automobile Loan, as provided in Section 5.4(c).

     (c) In connection with any Force-Placed Insurance obtained hereunder, the Servicer may, in the manner and to the extent permitted by applicable law, require the Obligors to repay the entire premium to the Servicer. In no event shall the Servicer include the amount of the premium in the Amount Financed under the Automobile Loan. For all purposes of this Agreement, the Insurance Add-On Amount with respect to any Automobile Loan having Force-Placed Insurance will be treated as a separate obligation of the Obligor and will not be added to the Principal Balance of such Automobile Loan, and amounts allocable thereto will not be available for distribution on the Certificates. The Servicer shall retain and separately administer the right to receive payments from Obligors with respect to Insurance Add-On Amounts or rebates of Forced-Placed Insurance premiums. If an Obligor makes a payment with respect to an Automobile Loan having Force-Placed Insurance, but the Servicer is unable to determine whether the payment is allocable to the Automobile Loan or to the Insurance Add-On Amount, the payment shall be applied first to any unpaid Scheduled Automobile Loan Payments and then to the Insurance Add-On Amount. Net Liquidation Proceeds on any Automobile Loan will be used first to pay the Principal Balance and accrued interest on such Automobile Loan and then to pay the related Insurance Add-On Amount. If an Obligor under an Automobile Loan with respect to which the Servicer has placed Force-Placed Insurance fails to make scheduled payments of such Insurance Add-On Amount as due, and the Servicer has determined that eventual payment of the Insurance Add-On Amount is unlikely, the Servicer may, but shall not be required to, purchase such Automobile Loan from the Issuer for the Purchase Amount on any subsequent Determination Date. Any such Automobile Loan, and any Automobile Loan with respect to which the Servicer has placed Force-Placed Insurance which has been paid in full (excluding any Insurance Add-On Amounts) will be assigned to the Servicer.

     (d) The Servicer may sue to enforce or collect upon the Insurance Policies, in its own name, if possible, or as agent of the Custodian. If the Servicer elects to commence a legal proceeding to enforce an Insurance Policy, the act of commencement shall be deemed to be an automatic assignment of the rights of the Custodian and the Certificateholders under such Insurance Policy to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce an Insurance Policy on the grounds that it is not a real party in interest or a holder entitled to enforce the Insurance Policy, the Custodian, at the Servicer's expense, shall take such steps as the Servicer deems necessary to enforce such Insurance Policy, including bringing suit in its name or the name of the Custodian for the benefit of the Certificateholders.

     (e) The Servicer will cause itself and may cause the Custodian to be named as named insured under all policies of Collateral Insurance.

5.5  Maintenance of Security Interests in Vehicles.

     Consistent with the policies and procedures required by this Agreement, the Servicer shall take such steps on behalf of the Custodian as are necessary to maintain perfection of the security interest created by each Automobile Loan in the related Financed Vehicle, including, but not limited to, obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-filing, and re-registering of all security agreements, financing statements and financing change statements as are necessary to maintain the security interest granted by the Obligors under the respective Automobile Loans. The Custodian hereby authorizes the Servicer, and the Servicer agrees, to take any and all steps necessary to re-perfect such security interest on behalf of the Custodian as necessary because of the relocation of a Financed Vehicle or for any other reason.

5.6  Covenants, Representations, and Warranties of Servicer.

     By its execution and delivery of this Agreement, the Servicer makes the following representations, warranties and covenants on which the Custodian relies in accepting the Purchased Assets, and on which the Authenticating Agent relies in authenticating the Certificates.

     (a)  The Servicer covenants as follows:

          (i) Liens in Force. The Financed Vehicle securing each Automobile Loan shall not be released in whole or in part from the security interest granted by the Automobile Loan, except upon payment in full of the Automobile Loan or as otherwise contemplated herein;

          (ii) No Impairment. The Servicer shall do nothing to impair the rights of the Custodian or the Certificateholders in the Purchased Assets, the Dealer Agreements, the Dealer Assignments or the Insurance Policies except as otherwise expressly provided herein;

          (iii) No Amendments. The Servicer shall not extend or otherwise amend the terms of any Automobile Loan, except in accordance with
                Section 5.2; and

          (iv) Restrictions on Liens. The Servicer shall not (i) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien or restriction on transferability of the Automobile Loans, and the restrictions on transferability imposed by this Agreement or (ii) sign or file under the

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                                      -31-

                    PPSA of any jurisdiction any financing statement which names AmeriCredit Canada as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Automobile Loans.

     (b) The Servicer represents, warrants and covenants as of the Closing Date as to itself that the representations and warranties set forth on the Schedule of Representations attached hereto as Schedule B are true and correct, provided that such representations and warranties contained therein and herein shall not apply to any entity other than AmeriCredit Canada.

5.7  Purchase of Automobile Loans Upon Breach of Covenant.

     Upon discovery by any of the Servicer or a Responsible Officer of the Custodian of a breach of any of the covenants set forth in Sections 5.5 or 5.6(a), the party discovering such breach shall give prompt written notice to the others; provided, however, that the failure to give any such notice shall not affect any obligation of the Servicer under this Section. As of the second Accounting Date following its discovery or receipt of notice of any breach of any covenant set forth in Sections 5.5 or 5.6(a) which materially and adversely affects the interests of the Certificateholders in any Automobile Loan (including any Liquidated Automobile Loan) (or, at the Servicer's election, the first Accounting Date so following) or the related Financed Vehicle, the Servicer shall, unless such breach shall have been cured in all material respects, purchase from the Custodian the Automobile Loan affected by such breach and, on such Accounting Date, the Servicer shall pay the related Purchase Amount. It is understood and agreed that the obligation of the Servicer to purchase any Automobile Loan (including any Liquidated Automobile Loan) with respect to which such a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against the Servicer for such breach available to the Certificateholders or the Custodian; provided, however, that the Servicer shall indemnify the Issuer, the Backup Servicer, the Custodian and the Certificateholders from and against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach. This section shall survive the termination of this Agreement and the earlier removal or resignation of the Custodian and/or the Backup Servicer.

5.8  Total Servicing Fee; Payment of Certain Expenses by Servicer.

     On each Distribution Date, the Servicer (provided that the Servicer is not AmeriCredit Canada) shall be entitled to receive out of the Collection Account a monthly servicing fee equal to the product of one-twelfth times 2.25% of the Pool Balance as of the opening of business on the first day of the related Collection Period (the "Servicing Fee") pursuant to Section 6.4. The Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Servicer, expenses incurred in connection with distributions and reports made by the Servicer to Certificateholders and all other fees and expenses of the Backup Servicer or the Custodian, except taxes levied or assessed against the Custodian or the Certificateholders, and claims against the Custodian or the Certificateholders in respect of indemnification, which taxes and claims in respect of indemnification against the

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                                      -32-

Custodian or the Certificateholders are expressly stated to be for the account of AmeriCredit Canada). The Servicer shall be liable for the fees and expenses of the Backup Servicer, the Custodian, the Depository Bank (and any fees under the Depository Agreement) and the Independent Accountants. Notwithstanding the foregoing, if the Servicer shall not be AmeriCredit Canada, a successor to AmeriCredit Canada as Servicer including the Backup Servicer permitted by
Section 10.3 shall not be liable for taxes levied or assessed against the Custodian or the Certificateholders or claims against the Custodian or the Certificateholders in respect of indemnification, or the fees and expenses referred to above.

5.9      Servicer's Certificate.

         On or prior to 12:00 p.m. (Toronto time) each Distribution Date, the Servicer shall deliver (facsimile delivery being acceptable) to the Custodian, the Backup Servicer and each Rating Agency a Servicer's Certificate executed by a Responsible Officer of the Servicer containing among other things, (i) all information necessary to enable the Custodian to make any withdrawal and deposit required by Error! Reference source not found. and to make the distributions required by Error! Reference source not found., (ii) a listing of all Purchased Automobile Loans purchased as of the related Accounting Date, identifying the Automobile Loans so purchased, (iii) all information necessary to enable the Custodian to send the statements to Certificateholders required by Article 6 and
(iv) all information necessary to enable the Custodian to reconcile the aggregate cash flows to and from the Collection Account for the related Collection Period and Distribution Date, including the accounting required by
Article 6. Automobile Loans purchased by the Servicer on the related Accounting Date and each Automobile Loan which became a Liquidated Automobile Loan or which was paid in full during the related Collection Period shall be identified by account number (as set forth in the Schedule of Automobile Loans).

5.10     Annual Statement as to Compliance, Notice of Servicer Termination
         Event.

         (a) The Servicer shall deliver to the Custodian, the Backup Servicer and each Rating Agency, on or before October 31 (or 120 days after the end of the Servicer's fiscal year, if other than June 30) of each year, beginning on October 31, 2003, an officer's certificate signed by any Responsible Officer of the Servicer, dated as of June 30 (or other applicable date) of such year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or such other period as shall have elapsed from the Closing Date to the date of the first such certificate (which period shall not be less than six months)) and of its performance under this Agreement has been made under such Responsible Officer's supervision, and (ii) to such Responsible Officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such period, or, if there has been a default in the fulfilment of any such obligation, specifying each such default known to such Responsible Officer and the nature and status thereof.

         (b) The Seller or the Servicer shall deliver to the Custodian, the Backup Servicer, the Servicer or the Seller (as applicable) and each Rating Agency promptly after having obtained knowledge thereof, but in no event later than two (2) Business Days thereafter, written notice in an officer's certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event.

5.11     Annual Independent Accountants' Report.

         The Servicer shall cause a firm of nationally recognized independent certified public accountants (the "Independent Accountants"), who may also render other services to the Servicer or to the Seller, to deliver to the Custodian, the Backup Servicer and each Rating Agency, on or before October 31 (or 120 days after the end of the Servicer's fiscal year, if other than June 30) of each year, beginning on October 31, 2003, with respect to the twelve months ended the immediately preceding June 30 (or other applicable date) (or such other period as shall have elapsed from the Closing Date to the date of such certificate (which period shall not be less than six months)), a statement (the "Accountants' Report") addressed to the board of directors of the Servicer and to the Custodian, to the effect that such firm has audited the books and records of AmeriCredit Corp., in which the Servicer is included as a consolidated subsidiary, and issued its report thereon in connection with the audit report on the consolidated financial statements of AmeriCredit Corp. or has audited such other books and records as may be necessary for a Servicer other than AmeriCredit Canada, and that (i) such audit was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances, (ii) the firm is independent of the Seller and the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants, and (iii) includes a report on the application of agreed upon procedures to three randomly selected Servicer's Certificates noting whether any exceptions or errors in the Servicer's Certificates were found.

5.12     Access to Certain Documentation and Information Regarding Automobile
         Loans.

         The Servicer shall provide to representatives of each of the Custodian and the Backup Servicer reasonable access to the documentation regarding the Automobile Loans. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

5.13     Monthly Tape.

         On or before each Distribution Date, the Servicer will deliver to the Custodian and the Backup Servicer a computer tape and a diskette (or any other electronic transmission acceptable to the Custodian and the Backup Servicer) in a format acceptable to the Custodian and the Backup Servicer containing the information with respect to the Automobile Loans as of the preceding Accounting Date necessary for preparation of the Servicer's Certificate relating to the immediately preceding Collection Period and necessary to review the application of collections as provided in Article 6. In addition, upon the occurrence of a Servicer Termination Event the Servicer shall, if so requested by the Custodian, deliver to the Backup Servicer its Collection Records and its Monthly Records within 15 days after demand therefor and a computer tape containing as of the close of business on the date of demand all of the data maintained by the Servicer in computer format in connection with servicing the Automobile Loans. Other than the duties specifically set forth in this Agreement, the Backup Servicer shall have no obligations hereunder, including, without limitation, to supervise, verify, monitor or administer the performance of the Servicer. The Backup Servicer shall have no liability for any actions taken or omitted by the Servicer.

5.14     Fidelity Bond and Errors and Omissions Policy.

         The Servicer has obtained, and shall continue to maintain in full force and effect, a fidelity bond and errors and omissions policy of a type and in such amount as is customary for servicers engaged in the business of servicing automobile loans.

                                   ARTICLE 6
                       CUSTODIAL ACCOUNTS; DISTRIBUTIONS;
                        STATEMENTS TO CERTIFICATEHOLDERS

6.1      Establishment of Custodial Accounts.

         (a) (i) The Custodian, on behalf of the Certificateholders, will establish and maintain in its own name an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Custodian on behalf of the Certificateholders.

             (i) The Custodian, on behalf of the Certificateholders, shall establish and maintain in its own name an Eligible Deposit Account (the "Accumulation Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Custodian on behalf of the Certificateholders.

             (ii) The Custodian, on behalf of the Certificateholders, shall establish and maintain in its own name an Eligible Deposit Account (the "Spread Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Custodian on behalf of the Certificateholders. On the Closing Date, the Issuer shall deposit (or cause to be deposited) $4,907,052.95 to the Spread Account.

         (b) Funds on deposit in the Collection Account, the Accumulation Account and the Spread Account (collectively, the "Custodial Accounts") shall be invested by the Custodian (or any custodian with respect to funds on deposit in any such account) in Eligible Investments selected in writing by the Servicer (pursuant to standing instructions or otherwise); provided however, it is understood and agreed that the Custodian and the Servicer shall not be liable for the selection of, or any loss arising from such investment in, Eligible Investments. All such Eligible Investments shall be held by or on behalf of the Custodian for the benefit of the Certificateholders. Other than as permitted by the Rating Agencies, funds on deposit in any Custodial Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day immediately preceding the following Distribution Date; provided that on the Business Day preceding each Distribution Date all Investment Earnings on funds on deposit therein shall be deposited into the Collection Account and shall be deemed to constitute a portion of the Available Funds for such Distribution Date. Funds deposited in a Custodial Account on the day immediately preceding a Distribution

Date upon the maturity of any Eligible Investments are not required to be invested overnight. All Eligible Investments will be held to maturity.

         (c) All investment earnings of moneys deposited in the Custodial Accounts shall be deposited (or caused to be deposited) by the Custodian in the Collection Account, and any loss resulting from such investments shall be charged to such account. The Servicer will not direct the Custodian to make any investment of any funds held in any of the Custodial Accounts unless the security interest granted and perfected in such account will continue to be perfected in such investment, in either case without any further action by any Person, and, in connection with any direction to the Custodian to make any such investment, if requested by the Custodian, the Servicer shall deliver to the Custodian an Opinion of Counsel, acceptable to the Custodian, to such effect.

         (d) The Custodian shall not in any way be held liable by reason of any insufficiency in any of the Custodial Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Custodian's gross negligence or bad faith or its failure to make payments on such Eligible Investments issued by the Custodian, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

         (e) If the Servicer shall have failed to give investment directions in writing for any funds on deposit in the Custodial Accounts to the Custodian by 1:00 p.m. Toronto time (or such other time as may be agreed by the Issuer and Custodian) on any Business Day, amounts collected or receivable from the ACAR Series 2002-A Certificateholders' Assets will be applied as if there had not been such directions; then the Custodian shall, to the fullest extent practicable, invest and reinvest funds in the Custodial Accounts in the investment described in clause (g) of the definition of Eligible Investments.

         (f) The Certificateholders shall possess all right, title and interest in all funds on deposit from time to time in the Custodial Accounts and in all proceeds thereof (including all Investment Earnings on the Custodial Accounts) and all such funds, investments, proceeds and income shall be part of the ACAR Series 2002-A Certificateholders' Assets. Except as otherwise provided herein, the Custodial Accounts shall be under the sole dominion and control of the Custodian for the benefit of the Certificateholders. If, at any time, any of the Custodial Accounts ceases to be an Eligible Deposit Account, the Custodian (or the Servicer on its behalf) shall within five Business Days (or such longer period as to which each Rating Agency may consent) establish a new Custodial Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Custodial Account. In connection with the foregoing, the Servicer agrees that it shall notify the Custodian in writing promptly upon any of such Custodial Accounts ceasing to be an Eligible Deposit Account.

         (g) The Servicer shall have the power to instruct the Custodian to make withdrawals and payments from the Custodial Accounts for the purpose of permitting the Servicer and the Custodian to carry out their respective duties hereunder.

6.2      Certain Reimbursements to the Servicer.

         The Servicer will be entitled to be reimbursed from amounts on deposit in the Collection Account with respect to a Collection Period for amounts previously deposited in the Collection Account but later determined by the Servicer to have resulted from mistaken deposits or postings or cheques returned for insufficient funds. The amount to be reimbursed hereunder shall be paid to the Servicer on the related Distribution Date pursuant to Section 6.4(a)(i) upon certification by the Servicer of such amounts and the provision of such information to the Custodian as may be necessary in the opinion of the Custodian to verify the accuracy of such certification; provided, however, that the Servicer must provide such clarification within 12 months of such mistaken deposit, posting, or returned cheque. The Servicer will additionally be entitled to receive from amounts on deposit in the Collection Account with respect to a Collection Period any amounts paid by Obligors that were collected in the Depository Account but that do not relate to (i) principal and interest payments due on the Automobile Loans or (ii) any fees or expenses related to extensions due on the Automobile Loans.

6.3      Application of Collections.

         (a) All collections or payments by or on behalf of the Obligor for the Collection Period with respect to each Automobile Loan (other than a Purchased Automobile Loan) shall be applied by the Servicer to interest and principal in accordance with the Simple Interest Method.

         (b) The Servicer and the Seller, as applicable, shall deposit or cause to be deposited in the Collection Account on the Determination Date on which such obligations are due the aggregate Purchase Amount with respect to Purchased Automobile Loans.

         (c) Any Optional Purchase Price payable by the Servicer under Section
12.2 shall be deposited in the Collection Account.

         (d) If the Certificate Balance Accumulation Amount on deposit in the Accumulation Account on the Targeted Certificate Balance Distribution Date for a Class of Offered Certificates is or will be less than the outstanding Certificate Balance of such Class (after giving effect to all deposits made or to be made to the Accumulation Account on such date other than pursuant to this Section), the Servicer will have the option to make an advance (a "Maturity Advance") in any amount up to the amount of such shortfall. If the Servicer elects to make a Maturity Advance it shall deposit the amount of the Maturity Advance into the Accumulation Account on the related Targeted Certificate Balance Distribution Date in immediately available funds.

6.4      Distribution Date Payments From the Collection Account.

         (a) On each Distribution Date, the Custodian shall (based solely on the information contained in the Servicer's Certificate delivered with respect to the related Distribution Date) distribute the following amounts of Available Funds from the Collection Account unless otherwise specified and in the following order of priority:

             (i) in the event that AmeriCredit Canada is no longer Servicer, to the Servicer, the Servicing Fee for the preceding Collection Period and other amounts relating to mistaken deposits, postings or cheques returned for insufficient funds during the preceding Collection Period, and to pay to AmeriCredit Canada, any amounts paid by Obligors during the Collection Period that were collected in the Depository Account or the Collection Account but did not relate to (i) principal and interest payments due on the Automobile Loans or (ii) any fees or expenses related to extensions due on the Automobile Loans;

             (ii) to the Custodian and the Backup Servicer, their respective accrued and unpaid fees and expenses then due to each of them;

             (iii) to the Accumulation Account, the aggregate of the Certificateholders' Certificate Rate Distributable Amounts for such Distribution Date;

             (iv)      to the Servicer, any outstanding Maturity Advances;

             (v) to the Accumulation Account, the Certificateholders' Certificate Balance Distributable Amount for such Distribution Date; and

             (vi)      to the Spread Account, any remaining Available Funds.

6.5  Spread Account; Distribution Date Payments from Spread Account

     (a) On each Distribution Date, the Custodian shall, based on the instructions of the Servicer, withdraw the Deficiency Draw Amount, if any, for such date from the Spread Account and apply such amount to make the following deposits or payments in the following order of priority:

             (i)       first, to the Servicer, any remaining amounts due under
                       Section 6.4(a)(i) on the related Distribution Date;

             (ii) second, to the Custodian and the Backup Servicer, any remaining amounts due under Section 6.4(a)(ii) on the related Distribution Date;

             (iii) third, if the related Distribution Date is an Offered Certificate Distribution Date, to the Accumulation Account, the excess of (x) the aggregate of the Certificateholders' Targeted Certificate Rate Distributable Amounts for such Distribution Date over (y) the aggregate of the Certificateholders' Certificate Rate Distributable Amounts on deposit in the Accumulation Account on such Distribution Date (after giving effect to all deposits to the Accumulation Account under Section 6.4(a)(iii));

             (iv) fourth, to the Accumulation Account, the Certificateholders' Parity Deficit Amount on the related Distribution Date; and

             (v) fifth, if the related Distribution Date is the Final Scheduled Distribution Date for any Class of Offered Certificates, to the Accumulation Account, any remaining outstanding Certificate Balance for such Class (after giving effect to all other applications of available funds on such date).

     (b) On each Distribution Date, the excess, if any, of (A) the amounts on deposit in the Spread Account (after giving effect to any payments under Section 6.5(a) above) and (B) the lesser of (i) 2% of the Initial Pool Balance, and (ii) the Adjusted Certificate Balance, shall be paid or distributed by the Custodian as follows:

          (i) first, to the Accumulation Account, an amount equal to the lesser of (x) such excess and (y) the Accelerated Certificate Balance Distributable Amount for such Distribution Date; and

          (ii) second, to the holders of the Residual Certificates, any remaining excess.

provided, however, that on each Distribution Date on and after the occurrence of an Event of Default, the Custodian shall, based on the instructions of the Servicer, transfer from the Spread Account to the Accumulation Account the lesser of (x) the Adjusted Certificate Balance of the Offered Certificates on such date (after giving effect to all other amounts available to make distributions in respect thereof on such date) and (v) all amounts on deposit in or deposited to the Spread Account on such Distribution Date.

     (c) Upon any distribution to the holders of the Residual Certificates of amounts properly distributed from the Spread Account, neither the Custodian nor the other Certificateholders will have any rights in, or claims to, such amounts.

     (d) Following (i) the payment in full of the Certificate Balance of the Class A Certificates, Class B Certificates and the Class C Certificates and of all other amounts to be distributed hereunder to the Custodian and the Certificateholders other than the holders of the Residual Certificates and (ii) the termination of this Agreement, any amount remaining on deposit in the Spread Account shall be paid to the holders of the Residual Certificates. The holders of the Residual Certificates shall in no event be required to refund any amounts properly distributed pursuant to this Section 6.5.

6.6  Certificate Rate and Certificate Balance Distributions.

     (a) Prior to the occurrence of an Event of Default, on each Offered Certificate Distribution Date for a Class of Offered Certificates, the Custodian shall, based on the instructions of the Servicer, make the following distributions from the Accumulation Account to the Certificateholders of the applicable Class:

          (i) first, there shall be distributed to the holders of the Class A Certificates, pro-rata, the lesser of (A) the sum of the Certificateholders' Targeted Certificate Rate Distributable Amounts for the Class A Certificates and such Offered Certificate Distribution Date, and (B) the sum of the Certificateholders' Certificate Rate Distributable Amounts for all Classes and such Offered Certificate Distribution Date and the amount, if any, deposited to the Accumulation Account under Section 6.5(a)(iii) on such Offered Certificate Distribution Date;

          (ii) second , there shall be distributed to the holders of the Class A Certificates, pro rata, the lesser of (A) the Certificateholders' Targeted Certificate Rate

                Distributable Amount for the Class B Certificates and such Offered Certificate Distribution Date, and (B) the excess of (1) the amount determined under clause (a)(i)(B) over (2) the amount distributed or paid to the holders of the Class A Certificates under Section 6.5(a)(i) on such Offered Certificate Distribution Date; and

          (iii) third, the lesser of (A) the Certificateholders' Targeted Certificate Rate Distributable Amount for the Class C Certificates and such Offered Certificate Distribution Date, and
                (B) the excess of (1) the amount determined under clause
                (a)(i)(B) over (2) the amount distributed or paid to the holders of the Class A Certificates and the Class B Certificates under Sections 6.5(a)(i) and (ii) on such Offered Certificate Distribution Date, shall be distributed by the Custodian to the holders of the Class C Certificates, pro-rata.

     (b) Prior to the occurrence of an Event of Default, on the Targeted Certificate Balance Distribution Date for any Class of Offered Certificates and, if the Certificate Balance of such Class is not distributed in full on that Targeted Certificate Balance Distribution Date, on each Distribution Date thereafter until the Certificate Balance of such Class is reduced to zero, the Custodian shall, based on the instructions of the Servicer, distribute to the Certificateholders of such Class the lesser of (i) the Certificate Balance of such Class, and (ii) the amount on deposit in the Accumulation Account on such date (after giving effect to all deposits to the Accumulation Account on such date); provided, however, if more than one Class of Offered Certificates are to receive distributions with respect to their Certificate Balances as described above, distributions will be made on such Classes sequentially as follows: (1) to the Class A-1 Certificates until the Certificate Balance thereof has been reduced to zero; (2) to the Class A-2 Certificates until the Certificate Balance thereof has been reduced to zero; (3) to the Class A-3 Certificates until the Certificate Balance thereof has been reduced to zero; (4) to the Class B Certificate Balance thereof has been reduced to zero; and (5) to the Class C Certificates until the Certificate Balance thereof has been reduced to zero.

     (c) On and after the occurrence of an Event of Default, distributions in respect of the Targeted Certificate Rate Distributable Amounts and the Certificate Balances for the Offered Certificates of each Class shall be made in accordance with Section 6.7.

6.7  Distributions Following an Event of Default.

     On each Offered Certificate Distribution Date on or after the occurrence of an Event of Default, the Custodian shall, based on the instructions of the Servicer, distribute amounts deposited into or on deposit in the Accumulation Account on such date as follows and in the following order of priority:

     (a) first, there shall be distributed to the holders of the Class A Certificates, pro-rata, the lesser of (i) the sum of the Certificateholders' Targeted Certificate Rate Distributable Amounts for the Class A Certificates and such Offered Certificate Distribution Date, and (ii) the amount, if any, on deposit in or deposited to the Accumulation Account on such date;

     (b) second, there shall be distributed to the holders of the Class A Certificates, pro-rata, until the Certificate Balances of the Class A Certificates has been reduced to zero, the lesser of (i) the sum of the Certificate Balances of the Class A Certificates for such Offered Certificate Distribution Date and (ii) the amount, if any, on deposit in or deposited to the Accumulation Account on such date (after giving effect to subsection (a) above);

     (c) third, there shall be distributed to the holders of the Class B Certificates, pro-rata, the lesser of (i) the Certificateholders' Targeted Certificate Rate Distributable Amounts for the Class B Certificates and such Offered Certificate Distribution Date, and (ii) the amount, if any, on deposit in or deposited to the Accumulation Account on such date (after giving effect to subsections (a) and (b) above);

     (d) fourth, there shall be distributed to the holders of the Class B Certificates, pro-rata, until the Certificate Balance of the Class B Certificates has been reduced to zero, the lesser of (i) the Certificate Balance of the Class B Certificates for such Offered Certificate Distribution Date and
(ii) the amount, if any, on deposit in or deposited to the Accumulation Account on such date (after giving effect to subsections (a) through (c) above);.

     (e) fifth, there shall be distributed to the holders of the Class C Certificates, pro-rata, the lesser of (i) the Certificateholders' Targeted Certificate Rate Distributable Amounts for the Class C Certificates and such Offered Certificate Distribution Date, and (ii) the amount, if any, on deposit in or deposited to the Accumulation Account on such date (after giving effect to subsections (a) through (d) above);

     (f) sixth, there shall be distributed to the holders of the Class C Certificates, pro-rata, until the Certificate Balance of the Class C Certificates has been reduced to zero, the lesser of (i) the Certificate Balance of the Class C Certificates for such Offered Certificate Distribution Date and
(ii) the amount, if any, on deposit in or deposited to the Accumulation Account on such date (after giving effect to subsection (a) through (e) above); and

     (g) thereafter, any remaining balance shall be deposited to the Spread Account and applied in accordance with Section 6.5.

6.8  Statements to Certificateholders.

     (a) On or prior to each Distribution Date, the Servicer will provide to the Custodian and, subject to the terms of applicable orders of the Canadian Securities Administrators (the "Regulators") and except as may be otherwise permitted or required by orders given by the Regulators from time to time, the Custodian shall provide each Certificateholder of record (with a copy to each of the Rating Agencies) a statement setting forth at least the following information as to the Certificates to the extent applicable:

          (i) the amount of the distribution(s) allocable to the applicable Certificate Rate;

          (ii) the amount of the distribution(s) allocable to reduce Certificate Balances;

            (iii) each Class of Certificates' aggregate outstanding Certificate Balance amount, after considering all payments reported under (ii) above on that date;

            (iv) the related Certificateholders' Certificate Rate Carryover Amount and the related Certificateholders' Certificate Balance Carryover Amount, if any, and the change in those amounts from the preceding statement;

            (v)     the Servicing Fee paid for the related calendar month;

            (vi)    the Adjusted Certificate Balances;

            (vii)   the amount of any outstanding Maturity Advances;

            (viii)  the Certificate Balance of the Residual Certificates; and

            (ix)    amounts on deposit in the Spread Account.

     (b) After the end of each calendar year, within the required time period, the Servicer will provide to the Custodian, and the Custodian will furnish to each Person who at any time during the calendar year was a Certificateholder,:

            (i) a statement as to the aggregate amounts of Certificate Rate and Certificate Balance distributions paid to the Certificateholder;

            (ii) information regarding the amount of servicing compensation the Servicer received; and

            (iii) other information as the Seller deems necessary to enable the Certificateholder to prepare its tax returns.

     (c) Within the prescribed period of time for tax reporting purposes after the end of each calendar year, the Servicer will provide the Certificateholders a statement containing the amounts described in Section 6.8(b)(iii) above for that calendar year and any other information required by applicable tax laws.

     (d) Seller will cause AmeriCredit Corp. to post such information contained in the monthly statement referred to in paragraph (a) above at its world wide web site located at "www.americredit.com".

                                   ARTICLE 7
                                THE CERTIFICATES

7.1  The Certificates.

     (a) To evidence the co-ownership of the Automobile Loans and the other ACAR Series 2002-A Certificateholders' Assets by the Certificateholders, there are hereby authorized and created one Class of Certificates to be designated generally as the "AmeriCredit Canada CDOR

+ 0.17% Automobile Receivables Co-Ownership Certificates, Series 2002-A, Class A-1", one Class of Certificates to be designated generally as the "AmeriCredit Canada 4.697% Automobile Receivables Co-Ownership Certificates, Series 2002-A, Class A-2", one Class of Certificates to be designated generally as the "AmeriCredit Canada 5.422% Automobile Receivables Co-Ownership Certificates, Series 2002-A, Class A-3", one Class of Certificates to be designated generally as the "AmeriCredit Canada 7.070% Automobile Receivables Co-Ownership Certificates, Series 2002-A, Class B", one Class of Certificates to be designated generally as the "AmeriCredit Canada 8.344% Automobile Receivables Co-Ownership Certificates, Series 2002-A, Class C" and one Class of Residual Certificates to be designated generally as the "AmeriCredit Canada Automobile Receivables Co-Ownership Certificates, Series 2002-A, Class R".

      (b) The Certificates will be substantially in the respective forms attached hereto as Exhibits A-1 through A-6; provided, that any of the Certificates may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Agreement, as may be required to comply with any law or with rules or regulations pursuant thereto, or with the rules of any securities market in which the Certificates are admitted to trading, or to conform to general usage. The Certificates will be issuable in registered form only; provided, however, that in accordance with
Section 7.3 beneficial ownership interests in the Certificates shall initially be held and transferred through the book-entry facilities of the Clearing Agency. The Certificates (other than the Residual Certificate) will be issuable only in denominations corresponding to Initial Certificate Balances (or other denominations consistent with the requirements of the Clearing Agency) as of the Closing Date of not less than $150,000. The Residual Certificate will not have any Certificate Balance.

      (c) The Certificates shall be executed by manual or facsimile signature on behalf of the Issuer by the Certificate Registrar hereunder by an authorized signatory in accordance with and upon written receipt of written instructions from the Issuer. Certificates bearing the manual or facsimile signatures of individuals who were at any time the authorized officers of the Certificate Registrar shall be entitled to all benefits under this Agreement, subject to the following sentence, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, however, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Authenticating Agent by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

      (d) The Certificate Registrar is hereby authorized to sign and shall on the Closing Date sign and register in accordance with Section 7.1(c) in accordance with and upon written receipt of written instructions from the Issuer and deliver to the Clearing Agency, on behalf of the purchasers of the Offered Certificates, one Certificate for each Class of Offered Certificates, registered in each case in the name of CDS & Co., as nominee for the Clearing Agency. The Certificate Registrar is hereby authorized to sign and shall on the Closing Date sign and register in accordance with Section 7.1(c) in accordance with and upon written receipt of written instructions from the Issuer and deliver to each purchaser of a Residual Certificate, one Certificate for each Class of Residual Certificate purchased.

7.2   Registration of Transfer and Exchange of Certificates.

      (a) At all times during the term of this Agreement, there shall be maintained at the office of the Certificate Registrar a certificate register in which, subject to such reasonable regulations as the Certificate Registrar may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided (the "Certificate Register"). The Custodian is hereby initially appointed (and hereby agrees to act in accordance with the terms hereof) as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar may appoint, by a written instrument delivered to the Issuer and the Custodian (if the Custodian is not the Certificate Registrar), any other bank or trust company to act as Certificate Registrar under such conditions as the predecessor Certificate Registrar may prescribe, provided that the predecessor Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment. If the Custodian resigns or is removed in accordance with the terms hereof, the successor Custodian shall immediately succeed to its duties as Certificate Registrar. The Issuer and the Custodian (if it is no longer the Certificate Registrar) shall have the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register. Upon written request of any Certificateholder made for purposes of communicating with other Certificateholders with respect to their rights under this Agreement, the Certificate Registrar shall promptly furnish such Certificateholder with a list of the other Certificateholders of record identified in the Certificate Register at the time of the request.

      (b) Subject to the preceding provisions of this Section 7.2, upon surrender for registration of transfer of any Certificate at the office of the Certificate Registrar in Toronto, Ontario, the Certificate Registrar shall execute and the Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

      (c) At the option of any Certificateholder, its Certificates may be exchanged for other Certificates of authorized denominations of the same Class of a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at the offices of the Certificate Registrar maintained for such purpose. Whenever any Certificates are so surrendered for exchange, the Certificate Registrar shall execute and the Authenticating Agent shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

      (d) Other than any Certificates transferred and registered on the Closing Date, every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Certificateholder thereof or his attorney duly authorized in writing. Such instrument of transfer may be required to include such representations of the transferee of the Certificate as may be required by the Certificate Registrar.

      (e) No fee or service charge shall be imposed for any transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      (f) All Certificates surrendered for transfer and exchange shall be physically cancelled by the Certificate Registrar, and the Certificate Registrar shall dispose of such cancelled Certificates in accordance with its standard procedures.

      (g) Upon request, the Certificate Registrar shall provide to the Servicer, the Backup Servicer and the Issuer notice of each transfer of a Certificate and shall provide to each such Person an updated copy of the Certificate Register.

7.3   Book-Entry Certificates.

      (a) Each Class of Offered Certificates shall initially be issued as one or more Certificates registered in the name of the Clearing Agency or its nominee and, except as provided in Section 7.3(c) below, transfer of such Certificates may not be registered by the Certificate Registrar unless such transfer is to a successor Clearing Agency that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. Such Certificate Owners shall hold and transfer their respective Ownership Interests in and to such Certificates through the book-entry facilities of the Clearing Agency and, except as provided in Section 7.3(c) below, shall not be entitled to definitive, fully registered Certificates ("Definitive Certificates") in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Clearing Agency Participant representing each such Certificate Owner. Each Clearing Agency Participant shall only transfer the Ownership Interests in the Book-Entry Certificates of Certificate Owners it represents in accordance with the Clearing Agency's normal procedures.

      (b) The Custodian, the Issuer, the Backup Servicer and the Certificate Registrar may for all purposes, including the making of payments due on the Book-Entry Certificates, deal with the Clearing Agency as the authorized representative of the Certificate Owners with respect to such Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency Participants. Multiple requests and directions from, and votes of, the Clearing Agency as holder of the Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Custodian may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Clearing Agency of such record date.

      (c) On the Closing Date, upon receipt of and in accordance with registration instructions delivered by the Issuer, the Certificate Registrar shall execute, at the Issuer's expense, and the

Authenticating Agent shall authenticate and deliver, Definitive Certificates in favour of each purchaser of Residual Certificates. In addition, if (i)(A) the Issuer advises the Custodian and the Certificate Registrar in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to a Class of the Book-Entry Certificates, and (B) the Issuer is unable to locate a qualified successor, or (ii) the Issuer at its option advises the Custodian and the Certificate Registrar in writing that it elects to terminate the book-entry system through the Clearing Agency with respect to a Class of Book-Entry Certificates, the Certificate Registrar shall notify all affected Certificate Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to such Certificate Owners requesting the same. Upon surrender to the Certificate Registrar of the Book-Entry Certificates of any Class thereof by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration of transfer, the Certificate Registrar shall execute, at the Issuer's expense, and the Authenticating Agent shall authenticate and deliver, the Definitive Certificates in respect of such Class to the Certificate Owners identified in such instructions. The Issuer shall provide the Certificate Registrar with an adequate inventory of Definitive Certificates. None of the Issuer, the Custodian or the Certificate Registrar shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates for purposes of evidencing ownership of any Class of Certificates, the registered holders of such Definitive Certificates shall be recognized as Certificateholders hereunder and, accordingly, shall be entitled directly to receive payments on, to exercise Voting Rights with respect to, and to transfer and exchange such Definitive Certificates.

7.4   Mutilated, Destroyed, Lost or Stolen Certificates.

       If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Custodian and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of actual notice to the Custodian or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Certificate Registrar shall execute and the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and like Percentage Interest. Upon the issuance of any new Certificate under this Section, the Custodian and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Custodian and the Certificate Registrar) connected therewith.

7.5   Persons Deemed Owners.

      Prior to due presentment for registration of transfer, the Issuer, the Custodian, the Certificate Registrar, the Backup Servicer and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to
Section 6.4 and for all other purposes whatsoever and none of the Issuer, the Custodian, the Certificate Registrar, the Backup Servicer or any agent of any of them shall be affected by notice to the contrary.

7.6   Rights of Certificateholders.

      (a) Each of the Certificateholders shall own an undivided co-ownership interest in the ACAR Series 2002-A Certificateholders' Assets as tenants-in-common which shall entitle each Certificateholder to the benefit of all provisions of this Agreement in accordance with their respective interests hereunder, including, without limitation, the right to receive all distributions and payments in accordance with Article 6. The co-ownership interest of each Certificateholder shall be transferable only in accordance with this Agreement. No Certificateholder may seek or be entitled to partition or other division of the ACAR Series 2002-A Certificateholders' Assets. Each Certificateholder shall acquire and hold its co-ownership interest subject to the terms of this Agreement and shall be so bound with respect to its ability to deal with such interest. No Certificateholder shall have the right to enter into any contract, instrument or agreement with any third party with respect to its co-ownership interest in the ACAR Series 2002-A Certificateholders' Assets, nor grant a lien, charge or security interest in such ACAR Series 2002-A Certificateholders' Assets provided that, subject to the foregoing, nothing in this Section 7.6 shall prevent a Certificateholder from granting a security interest in its Certificate or its rights under this Agreement to the holder of such security interest in accordance therewith. No Certificateholder shall have the right to act as agent of any other Certificateholder with respect to the ACAR Series 2002-A Certificateholders' Assets. No Certificateholder shall have a claim of any kind against any other Certificate in respect of its co-ownership interest in the ACAR Series 2002-A Certificateholders' Assets.

      (b) The rights of each Certificateholder with respect to the ACAR Series 2002-A Certificateholders' Assets shall be governed by, and may be exercised only in accordance with, this Agreement. Except as expressly provided herein, no Certificateholder shall have any right to demand any payment from any Obligor nor shall any Certificateholder be entitled to receive, take any action to terminate the custody of, or to require any sale, partition or other dealing in, any of the ACAR Series 2002-A Certificateholders' Assets or any other property from time to time included in the ACAR Series 2002-A Certificateholders' Assets and each such Certificateholder agrees that it will not authorize or purport any assignee or transferee of a Certificate to do so.

      (c) Each Certificateholder, by accepting its Certificate and acquiring an undivided co-ownership interest in the ACAR Series 2002-A Certificateholders' Assets, as tenant in common, evidenced by a Certificate, shall be deemed to have agreed to be bound by the terms and conditions of this Agreement upon acceptance of its Certificate and shall be so bound.

      (d) Notwithstanding any other provision of this Agreement, any and all rights and claims of any Certificateholder arising under this Agreement or any Certificate and all right, title or interest of any Certificateholder in or to the ACAR Series 2002-A Certificateholders' Assets or any portion thereof shall conclusively be deemed to have been terminated, extinguished, satisfied, discharged or exhausted, as the case may be, at the time at which such Certificateholder receives payment in full or in kind of all amounts to which it may be entitled under this Agreement.

      (e) Each Certificate shall constitute evidence of the rights and legal title of the holder thereof in and to an undivided co-ownership interest, as tenant in common, in and to the ACAR

Series 2002-A Certificateholders' Assets, the right to receive the portion of the payments to be made from the ACAR Series 2002-A Certificateholders' Assets, in each case in accordance with the terms and conditions of this Agreement and the relevant Certificate, and also the other rights accorded to a holder of a Certificate.

      (f) The death or incapacity of any Certificateholder shall not operate to termination this Agreement nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or sale of the ACAR Series 2002-A Certificateholders' Assets, nor otherwise affect the rights, obligations, and liabilities of the parties to this Agreement or any of them.

      (g) No Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the ACAR Series 2002-A Certificateholders' Assets, or the obligations of the parties to this Agreement (except as specifically provided in this Agreement) nor shall anything in this Agreement set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken pursuant to any provision of this Agreement.

7.7   Taxes.

      In the event that any withholding tax is imposed on the payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section. The Custodian is hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any withholding tax for which the Issuer may be liable (but such authorization shall not prevent the Custodian from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Issuer and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-Canadian Certificateholder), the Custodian may in its sole discretion withhold such amounts in accordance with this Section 7.7. In the event that a Certificateholder wishes to apply for a refund of any such withholding tax, the Custodian shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse the Custodian for any out-of-pocket expenses (including legal fees and expenses) incurred.

7.8   Place of Payments.

      Distributions required to be made to Certificateholders on any Offered Certificate Distribution Date shall be made to each Certificateholder of record on the preceding Record Date either by (i) wire transfer, in immediately available funds, to the account of such Certificateholder at a bank or other entity having appropriate facilities therefore, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Distribution Date and such Certificateholder's Certificates in the aggregate evidence a denomination of not less than $1,000,000 or (ii) by cheque mailed to such Certificateholder at the address of such holder appearing in the Certificate Register. Notwithstanding the foregoing, the final distribution in respect of any Certificate (whether on the Final Scheduled Distribution Date or otherwise) will be payable only upon presentation and surrender of such Certificate at the office or agency maintained for that purpose by the Certificate Registrar pursuant to Section 7.2 of this Agreement.

      Subject to Section 6.1 and this Section, monies received by the Custodian hereunder need not be segregated in any manner except to the extent required by law and may be deposited under such general conditions as may be prescribed by law, and the Custodian shall not be liable for any interest thereon.

                                   ARTICLE 8
                                   THE SELLER

8.1   Representations of Seller.

      The Seller makes the following representations on which the Issuer is deemed to have relied in acquiring the Purchased Assets and on which the Custodian and Backup Servicer may rely. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date and shall survive the sale of the Purchased Assets to the Issuer and the transfer of the Purchased Assets to the Custodian.

      (a) Schedule of Representations. The representations and warranties set forth on the Schedule of Representations attached hereto as Schedule B are true and correct.

      (b) Organization and Good Standing. The Seller has been duly incorporated and is validly existing as a corporation in good standing under the federal laws of Canada, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Purchased Assets transferred to the Issuer.

      (c) Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect Seller's ability to transfer the Purchased Assets to the Issuer pursuant to this Agreement, or the validity or enforceability of the Purchased Assets or to perform Seller's obligations hereunder and under the Basic Documents to which the Seller is a party.

      (d) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and the Basic Documents to which it is a party and to carry out its terms and their terms, respectively; the Seller has full power and authority to sell and assign the Purchased Assets to be sold and assigned to and deposited with the Issuer by it and has duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement and the Basic Documents to which the Seller is a party have been duly authorized by the Seller by all necessary corporate action.

      (e) Valid Sale, Binding Obligations. This Agreement effects a valid sale, transfer and assignment of the Purchased Assets, enforceable against the Seller and creditors of and purchasers from the Seller; and this Agreement and the Basic Documents to which the Seller is a party, when duly executed and delivered, shall constitute legal, valid and binding obligations of the Seller enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

      (f) No Violation. The consummation of the transactions contemplated by this Agreement and the Basic Documents to which the Seller is a party and the fulfilment of the terms of this Agreement and the Basic Documents to which the Seller is a party shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the articles of incorporation or by-laws of the Seller, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or any of its properties.

      (g) No Proceedings. There are no proceedings or investigations pending or, to the Seller's knowledge, threatened against the Seller, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Seller or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents to which the Seller is a party, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents to which the Seller is a party, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents to which the Seller is a party, or (D) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Certificates.

      (h)  True Sale.

           (i) It is the intention of the Seller that the transfer and assignment herein contemplated constitute a sale of the Purchased Assets from the Seller to the Issuer and that the beneficial interest in and title to such Purchased

                Assets not be part of the Seller's estate in the event of a bankruptcy or insolvency proceeding by or against the Seller under any bankruptcy or insolvency law. No Purchased Assets or portion thereof has been sold, transferred, assigned or pledged by the Seller to any Person other than the Issuer. Immediately prior to the transfer and assignment herein contemplated, the Seller had good title to each Purchased Asset, free and clear of all Liens, encumbrances, security interests and rights of others and, immediately upon the transfer thereof, the Issuer shall have good title to each such Purchased Asset, free and clear of all Liens, encumbrances, security interests and rights of others; and the transfer and assignment of the Purchased Assets to the Issuer has been perfected under the applicable PPSA; and

           (ii) It is the intention of the Issuer that the transfer and assignment herein contemplated constitute a sale of the Purchased Assets from the Issuer to the Custodian and the Certificateholders and that the beneficial interest in and title to such Purchased Assets not be part of the Issuer's estate in the event of a bankruptcy or insolvency proceeding by or against the Issuer under any bankruptcy or insolvency law. No Purchased Asset or portion thereof has been sold, transferred, assigned or pledged by the Issuer to any Person other than the Custodian and the Certificateholders. Immediately prior to the transfer and assignment herein contemplated, the Issuer had good title to each Purchased Asset, free and clear of all Liens, encumbrances, security interests and rights of others and, immediately upon the transfer thereof, the Custodian and the Certificateholders shall have good title to each such Purchased Asset, free and clear of all Liens, encumbrances, security interests and rights of others; and the transfer and assignment of the Purchased Assets to the Custodian and the Certificateholders has been perfected under the applicable PPSA.

      (i) Chief Executive Office. The chief executive office of the Seller is located in the Province of Ontario.

      (j) No Consents. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement, other than those which have been obtained by the Seller.

      (k) Not Bulk Sale. The transfer, assignment and conveyance of the Purchased Assets by the Seller to the Issuer does not constitute a bulk sale under applicable bulk sales legislation or any similar statutory provisions in effect in any applicable jurisdiction.

      (l) Title. The Seller will treat the transfer hereunder of the Purchased Assets to the Issuer in its financial statements as a sale of the Purchased Assets to the Issuer. The consideration received by the Seller upon the sale of the Purchased Assets to the Issuer will constitute fair consideration for the Purchased Assets. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Purchased Assets to the Issuer. The Seller is not selling the Purchased Assets to the Issuer with any intent to hinder, delay or defraud any of the creditors of the Seller.

8.2   Corporate Existence.

      (a) During the term of this Agreement, the Seller will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

      (b) During the term of this Agreement, the Seller shall observe the applicable legal requirements for the recognition of the Seller as a legal entity separate and apart from its Affiliates, including as follows:

             (i) the Seller shall maintain corporate records and books of account separate from those of its Affiliates;

             (ii) except as otherwise provided in this Agreement, the Seller shall not commingle its assets and funds with those of its Affiliates;

             (iii) the Seller shall hold such appropriate meetings of its Board of Directors as are necessary to authorize all the Seller's corporate actions required by law to be authorized by the Board of Directors, shall keep minutes of such meetings and of meetings of its shareholder(s) and observe all other customary corporate formalities (and any successor Seller not a corporation shall observe similar procedures in accordance with its governing documents and applicable law);

             (iv) the Seller shall at all times hold itself out to the public under the Seller's own name as a legal entity separate and distinct from its Affiliates; and

             (v) all transactions and dealings between the Seller and its Affiliates will be conducted on an arm's-length basis.

8.3   Liability of Seller; Indemnities.

      (a) The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement.

      (b) The Seller shall indemnify, defend and hold harmless (i) the Custodian and the Backup Servicer and each of their respective officers, directors, employees and agents, from and against any taxes (including any sales, goods and services, gross receipts, general corporation, tangible personal property, privilege or license taxes) that may at any time be asserted against any such Person with respect to the transactions contemplated in this Agreement and any of the Basic Documents (except any income taxes arising out of fees paid to the Custodian or the Backup Servicer and except any taxes to which the Custodian or the Backup Servicer may otherwise be subject to, without regard to the transactions contemplated hereby), and (ii) the Issuer and the Certificateholders from and against any goods and services taxes, sales taxes or other transfer taxes arising out of (x) the sale and conveyance of the Purchased Assets to the Issuer or the Custodian and the Certificateholders or
(y) the issuance and original sale of the Certificates or (z) the servicing of the Purchased Assets by AmeriCredit Canada, as Servicer, in accordance with and on the terms of the Purchase Agreement and the Pooling and Servicing Agreement and, in each case, all costs and expenses in defending against taxes indemnified under this Section.

      (c) The Seller shall indemnify, defend and hold harmless the Issuer, the Backup Servicer and the Custodian and the respective officers, directors, employees and agents thereof and the Certificateholders from and against any loss, liability or expense incurred by reason of the Seller's wilful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement.

      (d) The Seller shall indemnify, defend and hold harmless the Custodian and the Backup Servicer and the respective officers, directors, employees and agents thereof from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or incurred in connection with the acceptance or performance of the duties set forth herein and in the Basic Documents except to the extent that such cost, expense, loss, claim, damage or liability shall be due to the wilful misfeasance, bad faith or negligence (except for errors in judgment) of the Custodian and the Backup Servicer respectively.

      (e) Indemnification under this Section 8.3 shall survive the resignation or removal of the Custodian and the termination of this Agreement and shall include reasonable fees and expenses of counsel and other expenses of litigation. If the Seller shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest.

8.4   Merger or Consolidation of, or Assumption of the Obligations of, Seller.

      Any Person (a) into which the Seller may be merged or consolidated, (b) which may result from any merger or consolidation to which the Seller shall be a party or (c) which may succeed to the properties and assets of the Seller substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement, shall be the successor to the Seller hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.1 shall have been breached and no Servicer Termination Event, and no event which, after notice or lapse of time, or both, would become a Servicer Termination Event shall have happened and be continuing, (ii) the Seller shall have delivered to the Custodian an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction and
(iv) the Seller shall have delivered to the Custodian and the Backup Servicer an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and financing change statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Custodian in the Automobile Loans and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interest. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii),
(iii) and (iv) above shall be conditions to the consummation of the transactions referred to in clauses (a), (b) or (c) above.

8.5  Limitation on Liability of Seller and Others.

     The Seller and any director or officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising under any Basic Document. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

8.6  Ownership of the Certificates.

     The Seller and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Certificates with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as expressly provided herein or in any Basic Document. Certificates so owned by the Seller or such Affiliate shall have an equal and proportionate benefit under the provisions of the Basic Documents, without preference, priority, or distinction as among all of the Certificates; provided, however, that any Certificates owned by the Seller or any Affiliate thereof, during the time such Certificates are owned by them, shall be without voting rights for any purpose set forth in the Basic Documents. The Residual Certificate will initially be held by AmeriCredit Canada. The Seller shall notify the Rating Agency and the Custodian with respect to any transfer of the Residual Certificate.

                                    ARTICLE 9
                                  THE SERVICER

9.1  Representations of Servicer.

     AmeriCredit Canada makes the following representations on which the Issuer is deemed to have relied in acquiring the Purchased Assets. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale of the Purchased Assets to the Issuer and the transfer of the Purchased Assets to the Custodian.

     (a) Representations and Warranties. The representations and warranties set forth on the Schedule of Representations attached hereto as Schedule B are true and correct, provided that such representations and warranties contained therein and herein shall not apply to any entity other than AmeriCredit Canada;

     (b) Organization and Good Standing. AmeriCredit Canada has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of incorporation, with power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to enter into and perform its obligations under this Agreement;

     (c) Due Qualification. AmeriCredit Canada is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Automobile Loans as required by this Agreement) requires or shall require such qualification;

     (d) Power and Authority. AmeriCredit Canada has the power and authority to execute and deliver this Agreement and the Basic Documents to which it is a party and to carry out its terms and their terms, respectively, and the execution, delivery and performance of this Agreement and such Basic Documents have been duly authorized by the Servicer by all necessary corporate action;

     (e) Binding Obligation. This Agreement and the Basic Documents to which the Servicer is a party shall constitute legal, valid and binding obligations of the Servicer enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law;

     (f) No Violation. The consummation of the transactions contemplated by this Agreement and the Basic Documents to which the Servicer is a party, and the fulfilment of the terms of this Agreement and the Basic Documents to which the Servicer is a party, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or any of its properties;

     (g) No Proceedings. There are no proceedings or investigations pending or, to the Servicer's knowledge, threatened against the Servicer, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Servicer or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents to which the Servicer is a party or (D) seeking to adversely affect the federal income tax or other federal, state, provincial, or local tax attributes of the Certificates; and

     (h) No Consents. The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement which has not already been obtained.

9.2  Liability of Servicer; Indemnities.

     (a) The Servicer (in its capacity as such) shall be liable hereunder only to the extent of the obligations in this Agreement specifically undertaken by the Servicer and the representations made by the Servicer.

     (b) The Servicer shall defend, indemnify and hold harmless the Custodian, the Backup Servicer, their respective officers, directors, agents and employees, and the Certificateholders from and against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of any Financed Vehicle.

     (c) The Servicer (when the Servicer is AmeriCredit Canada) shall indemnify, defend and hold harmless (i) the Custodian and the Backup Servicer and each of their respective officers, directors, employees and agents, from and against any taxes (including any sales, goods and services, gross receipts, general corporation, tangible personal property, privilege or license taxes) that may at any time be asserted against any such Person with respect to the transactions contemplated in this Agreement and any of the Basic Documents (except any income taxes arising out of fees paid to the Custodian or the Backup Servicer and except any taxes to which the Custodian or the Backup Servicer may otherwise be subject to, without regard to the transactions contemplated hereby), and (ii) the Issuer and the Certificateholders from and against any goods and services taxes, sales taxes or other transfer taxes arising out of (x) the sale and conveyance of the Purchased Assets to the Issuer or the Custodian and the Certificateholders or (y) the issuance and original sale of the Certificates or
(z) the servicing of the Purchased Assets by AmeriCredit Canada, as Servicer, in accordance with and on the terms of the Purchase Agreement and the Pooling and Servicing Agreement and, in each case, all costs and expenses in defending against taxes indemnified under this Section.

     (d) The Servicer (when the Servicer is not AmeriCredit Canada) shall indemnify, defend and hold harmless the Custodian, the Backup Servicer, their respective officers, directors, agents and employees and the Certificateholders from and against any taxes with respect to the sale of Automobile Loans in connection with servicing hereunder that may at any time be asserted against any of such parties with respect to the transactions contemplated in this Agreement, including, without limitation, any sales, gross receipts, tangible or intangible personal property, privilege or license taxes (but not including any federal, provincial, state or other income taxes, including franchise taxes asserted with respect to, and as of the date of, the sale of the Purchased Assets to the Issuer or the issuance and original sale of the Certificates) and costs and expenses in defending against the same.

     (e) The Servicer shall indemnify, defend and hold harmless the Custodian, the Backup Servicer, their respective officers, directors, agents and employees and the Certificateholders from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Custodian, the Backup Servicer or the Certificateholders by reason of the breach of this Agreement by the Servicer, the negligence, misfeasance, or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

     (f) AmeriCredit Canada shall indemnify the Custodian and the Backup Servicer, and the respective officers, directors, agents and employees thereof against any and all loss, liability or expense, (other than overhead and expenses incurred in the normal course of business) incurred by each of them in connection with the acceptance, administration or performance of their duties under the Basic Documents other than if such loss, liability or expense was incurred by the Custodian or the Backup Servicer as a result of any such entity's wilful misconduct, bad faith or gross negligence.

     (g) Indemnification under this Article 9 shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Servicer or AmeriCredit Canada has made any indemnity payments pursuant to this Article and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Servicer, without interest.

9.3 Merger or Consolidation of, or Assumption of, the Obligations of the Servicer or Backup Servicer.

     (a) AmeriCredit Canada shall not merge or consolidate with any other Person, convey, transfer or lease substantially all its assets as an entirety to another Person, or permit any other Person to become the successor to AmeriCredit Canada's business unless, after the merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity shall be capable of fulfilling the duties of AmeriCredit contained in this Agreement and shall be acceptable to the Custodian and the Rating Agencies. Any corporation (i) into which AmeriCredit Canada may be merged or consolidated,
(ii) resulting from any merger or consolidation to which AmeriCredit Canada shall be a party, (iii) which acquires by conveyance, transfer, or lease substantially all of the assets of AmeriCredit Canada, or (iv) succeeding to the business of AmeriCredit Canada, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of AmeriCredit Canada under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to AmeriCredit

Canada under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; provided, however, that nothing contained herein shall be deemed to release AmeriCredit Canada from any obligation. AmeriCredit Canada shall provide notice of any merger, consolidation or succession pursuant to this Section to the Custodian, the Certificateholders and each Rating Agency. Notwithstanding the foregoing, AmeriCredit Canada shall not merge or consolidate with any other Person or permit any other Person to become a successor to AmeriCredit Canada's business, unless (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 5.6 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction), (y) AmeriCredit Canada shall have delivered to the Custodian, the Backup Servicer and the Rating Agencies an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (z) AmeriCredit Canada shall have delivered to the Custodian and the Rating Agencies an Opinion of Counsel, stating in the opinion of such counsel, either (A) all financing statements and financing change statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Custodian and the Certificateholders in the Purchased Assets and reciting the details of the filings or (B) no such action shall be necessary to preserve and protect such interest.

     (b) Any corporation (i) into which the Backup Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Backup Servicer shall be a party, (iii) which acquires by conveyance, transfer or lease substantially all of the assets of the Backup Servicer, or (iv) succeeding to the business of the Backup Servicer, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of the Backup Servicer under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to the Backup Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; provided, however, that nothing contained herein shall be deemed to release the Backup Servicer from any obligation.

9.4  Limitation on Liability of Servicer, Backup Servicer and Others.

     (a) Neither the Servicer, the Backup Servicer nor any of the directors or officers or employees or agents of the Servicer or Backup Servicer shall be under any liability to the Issuer or the Certificateholders, except as provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; provided, however, that this provision shall not protect the Servicer, the Backup Servicer or any such Person against any liability that would otherwise be imposed by reason of a breach of this Agreement or wilful misfeasance, bad faith or negligence (excluding errors in judgment) in the performance of duties; provided further that this provision shall not affect any liability to indemnify the Custodian for costs, taxes, expenses, claims, liabilities, losses or damages paid by the Custodian, in its individual capacities. The Servicer, the Backup Servicer and any director, officer, employee or agent of the Servicer or the Backup Servicer may rely in good faith on the written advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

     (b) The Backup Servicer shall not be liable for any obligation of the Servicer contained in this Agreement or for any errors of the Servicer contained in any computer tape, certificate or other data or document delivered to the Backup Servicer hereunder or on which the Backup Servicer must rely in order to perform its obligations hereunder, and the Custodian, the Backup Servicer, the Seller and the Certificateholders shall look only to the Servicer to perform such obligations. The Backup Servicer and the Custodian shall have no responsibility and shall not be in default hereunder or incur any liability for any failure, error, malfunction or any delay in carrying out any of their respective duties under this Agreement if such failure or delay results from the Backup Servicer acting in accordance with information prepared or supplied by a Person other than the Backup Servicer (or contractual agents) or the failure of any such other Person to prepare or provide such information. The Backup Servicer shall have no responsibility, shall not be in default and shall incur no liability for (i) any act or failure to act of any third party (other than its contractual agents), including the Servicer, (ii) any inaccuracy or omission in a notice or communication received by the Backup Servicer from any third party (other than its contractual agents), (iii) the invalidity or unenforceability of any Automobile Loan under applicable law, (iv) the breach or inaccuracy of any representation or warranty made with respect to any Automobile Loan, or (v) the acts or omissions of any successor Backup Servicer.

9.5  Delegation of Duties.

     The Servicer may delegate duties under this Agreement to an Affiliate of AmeriCredit Canada with the prior written consent of the Custodian and the Backup Servicer, provided, however, that no such consent shall be required in connection with the execution, delivery or performance of the AmeriCredit US Custodial Agreement by AmeriCredit Canada and AmeriCredit Corp. The Servicer also may at any time perform through sub-contractors the specific duties of (i) repossession of Financed Vehicles, (ii) tracking Financed Vehicles' insurance and (iii) pursuing the collection of deficiency balances on certain Liquidated Automobile Loans and may perform other specific duties through such sub-contractors in accordance with Servicer's customary servicing policies and procedures, with the prior consent of the Rating Agencies; provided, however, that no such delegation or sub-contracting duties by the Servicer shall relieve the Servicer of its responsibility with respect to such duties. Neither AmeriCredit Canada nor any party acting as Servicer hereunder shall appoint any subservicer hereunder without the prior written consent of the Backup Servicer.

9.6  Servicer and Backup Servicer Not to Resign.

     Subject to the provisions of Section 9.3, neither the Servicer nor the Backup Servicer shall resign from the obligations and duties imposed on it by this Agreement as Servicer or Backup Servicer except upon a determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would have a material adverse effect on the Servicer or the Backup Servicer, as the case may be, and a Certificate Majority does not elect to waive the obligations of the Servicer or the Backup Servicer, as the case may be, to perform the duties which render it legally unable to act or to delegate those duties to another Person. Any such determination permitting the resignation of the Servicer or Backup Servicer shall be evidenced by an Opinion of Counsel. No resignation of the Servicer shall become effective until the Backup Servicer or a successor Servicer that is an Eligible Servicer shall have assumed the responsibilities and obligations of the Servicer. No resignation of the Backup Servicer shall become effective until a Person that is an Eligible Servicer shall have assumed the responsibilities and obligations of the Backup Servicer; provided, however, that in the event a successor Backup Servicer is not appointed within 60 days after the Backup Servicer has given notice of its resignation and has provided the Opinion of Counsel required by this Section, the Backup Servicer may petition a court for its removal.

                                   ARTICLE 10
                           SERVICER TERMINATION EVENT

10.1 Servicer Termination Event.

     For purposes of this Agreement, each of the following shall constitute a "Servicer Termination Event":

     (a) Any failure by the Servicer to deliver to the Custodian for distribution to Certificateholders any proceeds or payment required to be so delivered under the terms of this Agreement that continues unremedied for a period of two Business Days (one Business Day with respect to payment of Purchase Amounts) after written notice is received by the Servicer from the Custodian or after discovery of such failure by a Responsible Officer of the Servicer; or

     (b) Failure by the Servicer to deliver to the Custodian the Servicer's Certificate by 12:00 p.m. on any Distribution Date; or

     (c) Failure on the part of the Servicer to duly observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement, which failure (i) materially and adversely affects the rights of Certificateholders, and (ii) continues unremedied for a period of 60 days after knowledge thereof by the Servicer or after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the holders of the Certificates entitled to at least 25% of the Voting Rights; or

     (d) The entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of the Servicer in an involuntary case under applicable bankruptcy laws, as now or hereafter in effect, or another present or future, bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer or of any substantial part of its property or ordering the winding up or liquidation of the affairs of the Servicer and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days or the commencement of an involuntary case under the applicable bankruptcy laws, as now or hereinafter in effect, or another present or applicable bankruptcy, insolvency or similar law and such case is not dismissed within 60 days; or

     (e) The commencement by the Servicer of a voluntary case under applicable bankruptcy laws, as now or hereafter in effect, or any other present or future, applicable bankruptcy, insolvency or similar law, or the consent by the Servicer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer or of any substantial part of its property or the making by the Servicer of an assignment for the benefit of creditors or the failure by the Servicer generally to pay its debts as such debts become due or the taking of corporate action by the Servicer in furtherance of any of the foregoing; or

     (f) Any representation, warranty or statement of the Servicer made in this Agreement or any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made, and the incorrectness of such representation, warranty or statement has a material adverse effect on the Custodian or the Certificateholders and, within 30 days after knowledge thereof by the Servicer or after written notice thereof shall have been given to the Servicer by the Custodian or by the holders of the Certificates entitled to at least 25% of the Voting Rights and the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured.

10.2 Consequences of a Servicer Termination Event.

     If a Servicer Termination Event shall occur and be continuing either the Custodian (to the extent it has knowledge thereof) or the holders of the Certificates entitled to at least 66 2/3% of the Voting Rights, by notice given in writing to the Servicer (and to the Custodian if given by the Certificateholders) may terminate all of the rights and obligations of the then Servicer under this Agreement. On or after the receipt by the Servicer of such written notice or upon termination of the term of the Servicer, all authority, power, obligations and responsibilities of the Servicer under this Agreement, whether with respect to the Certificates or the Purchased Assets or otherwise, automatically shall pass to, be vested in and become obligations and responsibilities of the Backup Servicer (or such other successor Servicer appointed by the Custodian); provided, however, that the successor Servicer shall have no liability with respect to any obligation which was required to be performed by the terminated Servicer prior to the date that the successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer. The successor Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the terminated Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The terminated Servicer agrees to cooperate with the successor Servicer in effecting the termination of the responsibilities and rights of the terminated Servicer under this Agreement, including, without limitation, the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the terminated Servicer for deposit, or have been deposited by the terminated Servicer, in the Collection Account or thereafter received with

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                                      -61-

respect to the Automobile Loans and the delivery to the successor Servicer of all Automobile Loan Files, Monthly Records and Collection Records and a computer tape in readable form as of the most recent Business Day containing all information necessary to enable the successor Servicer or a successor Servicer to service the Purchased Assets. If requested by the Custodian, the successor Servicer shall direct the Obligors to make all payments under the Automobile Loans directly to the successor Servicer (in which event the successor Servicer shall process such payments in accordance with Section 5.2(e)), or to a Depository established by the successor Servicer, at the successor Servicer's expense. The terminated Servicer shall grant the Custodian and the successor Servicer reasonable access to the terminated Servicer's premises at the terminated Servicer's expense.

10.3 Appointment of Successor.

     (a) On and after the time the Servicer receives a notice of termination pursuant to Section 10.2, or upon the resignation of the Servicer pursuant to
Section 9.6, the Backup Servicer shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for in this Agreement, and shall be subject to all the rights, responsibilities, restrictions, duties, liabilities and termination provisions relating thereto placed on the Servicer by the terms and provisions of this Agreement except as otherwise stated herein. The Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. If a successor Servicer is acting as Servicer hereunder, it shall be subject to termination under Section 10.2 upon the occurrence of any Servicer Termination Event applicable to it as Servicer.

     (b) If the Backup Servicer shall be legally unable or unwilling to act as Servicer, the Backup Servicer, the Custodian or a Certificate Majority may petition a court of competent jurisdiction to appoint any Eligible Servicer as the successor to the Servicer. Pending appointment pursuant to the preceding sentence, the Backup Servicer shall act as successor Servicer unless it is legally unable to do so, in which event the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment. Subject to Section 9.6, no provision of this Agreement shall be construed as relieving the Backup Servicer of its obligation to succeed as successor Servicer upon the termination of the Servicer pursuant to Section 10.2, or upon the resignation of the Servicer pursuant to Section 9.6. If upon the termination of the Servicer pursuant to Section 10.2 or the resignation of the Servicer pursuant to Section 9.6, the Custodian appoints a successor Servicer other than the Backup Servicer, the Backup Servicer shall not be relieved of its duties as Backup Servicer hereunder.

     (c) Any successor Servicer shall be entitled to the Servicing Fee and such other compensation as described in Section 5.8 hereof. If any successor Servicer is appointed as a result of the Backup Servicer's refusal (in breach of the terms of this Agreement) to act as Servicer although it is legally able to do so, the Custodian or a Certificate Majority and such successor Servicer may agree on reasonable additional compensation to be paid to such successor Servicer by the Backup Servicer, which additional compensation shall be paid by such breaching Backup Servicer in its individual capacity and solely out of its own funds; provided, however, it being understood and agreed that the Custodian shall give prior notice to the Backup Servicer with respect to the appointment of such successor and the payment of additional compensation, if any. If any successor Servicer is appointed for any reason other than the

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                                      -62-

Backup Servicer's refusal to act as Servicer although legally able to do so, the Backup Servicer shall not be liable for any Servicing Fee, additional compensation or other amounts to be paid to such successor Servicer in connection with its assumption and performance of the servicing duties described herein.

10.4 Notification to Certificateholders.

     Upon any termination of, or appointment of a successor to, the Servicer, the Custodian shall give prompt written notice thereof to each Certificateholder and to the Rating Agencies.

10.5 Waiver of Past Defaults.

     The Custodian may, on behalf of all Certificateholders, waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

                                   ARTICLE 11
                            CONCERNING THE CUSTODIAN

11.1 Duties of Custodian.

     (a) The Custodian undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Any permissive right of the Custodian contained in this Agreement shall not be construed as a duty.

     (b) The Custodian upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to it which are specifically required to be furnished pursuant to any provision of this Agreement (other than the Automobile Loans, the review of which is specifically governed by the terms of Article 3) to the extent specifically set forth herein, shall examine them to determine whether they conform to the requirements of this Agreement to the extent specifically set forth herein. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Custodian shall inform the Servicer who shall take such action as it deems appropriate to have the instrument corrected. The Custodian shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Issuer or the Servicer or the Backup Servicer, and accepted by the Custodian in good faith, pursuant to this Agreement.

     (c) No provision of this Agreement shall be construed to relieve the Custodian from liability for its own grossly negligent action, its own grossly negligent failure to act or its own misconduct; provided, however, that, as applicable:

          (i) the Custodian's duties and obligations shall be determined solely by the express provisions of this Agreement and it shall not be liable except for the performance of such duties and obligations as are specifically set forth

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                                      -63-

                 in this Agreement; no implied covenants or obligations shall be read into this Agreement against it and, in the absence of bad faith on its part, it may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed in any certificates or opinions furnished to it and conforming to the requirements of this Agreement, upon such statements and opinions expressed;

          (ii) the Custodian shall not be personally liable for an error of judgment made in good faith by a Responsible Officer, unless it shall be proved that it was grossly negligent in ascertaining the pertinent facts if it was required to do so;

          (iii) the Custodian shall not be personally liable with respect to any action taken, suffered or omitted to be taken by the Custodian in good faith in accordance with the direction of Certificateholders entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Custodian, or exercising any power conferred upon the Custodian, under this Agreement; and

          (iv) the protections, immunities and indemnities afforded to the Custodian hereunder shall also be available to it acting in the capacity of Paying Agent, Authenticating Agent and Certificate Registrar.

11.2 Certain Matters Affecting Custodian.

     Except as otherwise provided in Section 11.1:

          (i) the Custodian may rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) the Custodian may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

          (iii) the Custodian shall be under no obligation to exercise any powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Custodian reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; the Custodian shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it;

           (iv) the Custodian shall not be personally liable for any action reasonably taken, suffered or omitted by it in good faith and believed by it to be authorized or within the powers conferred upon it by this Agreement;

           (v) the Custodian shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Certificateholders entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Custodian of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Custodian not reasonably assured to it by the security afforded to it by the terms of this Agreement, it may require reasonable indemnity against such expense or liability as a condition to taking any such action;

           (vi) the Custodian may perform any duties hereunder either directly or by or through agents or attorneys; provided, however, that it shall remain responsible for all acts and omissions of such agents or attorneys within the scope of its employment to the same extent as it is responsible for its own actions and omissions hereunder; and

           (vii) the Custodian shall not be responsible for any act or omission of the Servicer or the Backup Servicer, the Issuer or the Seller.

11.3 Custodian Not Liable for Validity or Sufficiency of Certificates or Automobile Loans.

      The recitals contained herein and in the Certificates, other than the statements, if any, attributed to the Custodian in Article 6 (except to the extent the Custodian is relying on information provided to it by the Servicer in making such statements) and the signature of the Certificate Registrar and the Authenticating Agent set forth on each outstanding Certificate, shall be taken as the statements of the Issuer or the Servicer, as the case may be, and the Custodian assumes no responsibility for their correctness. The Custodian makes no representations as to the validity or sufficiency of this Agreement or of any Certificate (other than as to the signature of the Custodian set forth thereon) or of any Automobile Loan or related document. The Custodian shall not be accountable for the use or application by the Issuer of any of the Certificates issued to it or of the proceeds of such Certificates, or for the use or application of any funds paid to the Issuer in respect of the assignment of the Automobile Loans to the Custodian, or any funds deposited in or withdrawn from the Certificate Account or any other account by or on behalf of the Issuer or the Servicer. The Custodian shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order

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                                      -65-

or other instrument furnished by the Issuer or the Servicer, and accepted by the Custodian in good faith, pursuant to this Agreement.

11.4  Custodian May Own Certificates.

      The Custodian or any agent of the Custodian, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights (except as otherwise provided in the definition of "Certificateholder") it would have if it were not the Custodian or such agent.

11.5  Fees and Expenses of Custodian; Indemnification of Custodian.

      (a) On each Distribution Date, the Custodian shall withdraw from the funds on deposit in the Collection Account, in the manner set forth in Section 6.4(a), and pay to itself all earned but unpaid Custodian Fees, as compensation for all services rendered by the Custodian in the exercise and performance of any of the powers and duties of the Custodian hereunder. The Custodian Fee shall constitute the Custodian's sole compensation for such services to be rendered by it.

      (b) The Custodian and any director, officer, employee, Affiliate or agent of the Custodian shall be entitled to be indemnified for and held harmless out of the ACAR Series 2002-A Certificateholders' Assets against any loss, liability or reasonable "out-of-pocket" expense (including, without limitation, costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement arising out of, or incurred in connection with this Agreement, the Automobile Loans or the Certificates) ("Custodian Liability"); provided, that neither the Custodian nor any of the other above specified Persons shall be entitled to indemnification pursuant to this Section 11.5(b) for (1) any liability specifically required to be borne by such Persons pursuant to the terms hereof, or (2) any loss, liability or expense incurred by reason of wilful misfeasance, bad faith or negligence in the performance of the Custodian's obligations and duties hereunder, or as may arise from a breach of any representation, warranty or covenant of the Custodian made herein. The provisions of this Section 11.5(b) and of Section 11.5(b) shall survive any resignation or removal of the Custodian and appointment of a successor Custodian.

      (c) If the Custodian Liability arises from the issuance or sale of the Certificates and the indemnification provided for in Section 11.5(b) is invalid or unenforceable, then an amount shall be paid out of the ACAR Series 2002-A Certificateholders' Assets as a contribution to the amount paid or payable by the Custodian as a result of such Custodian Liability in such proportion as is appropriate to reflect the relative fault of any other parties on the one hand and the Custodian on the other in connection with the actions or omissions which resulted in such Custodian Liability, as well as any other relevant equitable considerations.

11.6  Eligibility Requirements for Custodian.

      The Custodian hereunder shall at all times be a trust company organized under the laws of Canada or any province of Canada and duly authorized and licensed to carry on business in all of the Provinces and Territories of Canada, having a combined capital and surplus of at least $10,000,000.00 and subject to supervision by the Office of the Superintendent of Financial Institutions or comparable provincial regulatory authority. If such company files reports at least

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                                      -66-

annually, pursuant to law or to the requirements of the aforesaid regulatory authority, then for the purposes of this Section the combined capital and surplus of such company shall be deemed to be its combined capital and surplus as set forth in its most recent report so filed. The Custodian shall (except where the Custodian is The Trust Company of Bank of Montreal or BNY Trust Company of Canada) also be an entity with a credit rating on its long term unsecured debt of at least "Aa2" by Moody's "AA" by Standard & Poor's and "AA" by DBRS or such other rating that shall not result in the qualification, downgrading or withdrawal of the rating or ratings assigned to one or more Classes of the Certificates by any Rating Agency. In case at any time the Custodian shall cease to be eligible in accordance with the provisions of this Section, the Custodian shall resign immediately in the manner and with the effect specified in Section 11.7; provided, that if the Custodian shall cease to be so eligible because its combined capital and surplus is no longer at least $10,000,000.00, and if the Custodian proposes to the other parties hereto to enter into an agreement with (and reasonably acceptable to) each of them, and if in light of such agreement the Custodian's continuing to act in such capacity would not (as evidenced in writing by each Rating Agency) cause any Rating Agency to qualify, downgrade or withdraw any rating assigned thereby to any Class of Certificates, then upon the execution and delivery of such agreement the Custodian shall not be required to resign, and may continue in such capacity, for so long as none of the ratings assigned by the Rating Agencies to the Certificates is adversely affected thereby. The corporation or association serving as Custodian may have normal banking and trust relationships with the Issuer, the Servicer and their respective Affiliates.

11.7  Resignation and Removal of Custodian.

      (a) The Custodian may at any time resign and be discharged from its obligations hereunder by giving 60 days written notice thereof to the Issuer, the Servicer, and to all Certificateholders at their respective addresses set forth in the Certificate Register. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor Custodian acceptable to the Issuer by written instrument, in duplicate, which instrument shall be delivered to the resigning Custodian and to the successor Custodian, and which appointment of successor Custodian will not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by the Rating Agencies to any Class of Certificates as confirmed in writing by each of the Rating Agencies. A copy of such instrument shall be delivered to the Servicer, the Backup Servicer and the Certificateholders by the Issuer. If no successor Custodian shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

      (b) If at any time the Custodian shall cease to be eligible in accordance with the provisions of Section 11.6 and shall fail to resign after written request therefor by the Issuer, or if at any time the Custodian shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver, receiver manager, trustee, liquidator or Person with similar powers respecting the Custodian or of its property shall be appointed, or any public official shall take charge or control of the Custodian or of its property or affairs for the purpose of conservation or liquidation, or if the Custodian shall fail, then the Issuer may remove the Custodian and appoint a successor Custodian, if necessary, acceptable to the Servicer and the Backup Servicer by written instrument, in duplicate, which instrument shall be delivered to the Custodian so removed and to

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                                      -67-

the successor Custodian. A copy of such instrument shall be delivered to the Servicer, the Backup Servicer and the Certificateholders by the Issuer.

      (c) The Certificateholders entitled to at least 66 2/3% of the Voting Rights may at any time (with or without cause) remove the Custodian and appoint a successor Custodian, if necessary, by written instrument or instruments, in triplicate, signed by such Certificateholders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Servicer, one complete set to the Custodian so removed and one complete set to the successor Custodian so appointed. A copy of such instrument shall be delivered to the Issuer, the Servicer, the Backup Servicer and the remaining Certificateholders by the successor so appointed. In the event that the Custodian is terminated or removed pursuant to this Section 11.17, all of its rights and obligations under this Agreement and in and to the Automobile Loans shall be terminated, other than any rights or obligations that accrued prior to the date of such termination or removal (including the right to receive all fees, expenses and other amounts accrued or owing to it under this Agreement, with respect to periods prior to the date of such termination or removal and no termination without cause shall be effective until the payment of such amounts to the Custodian).

      (d) Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 11.7 shall not become effective until acceptance of appointment by the successor Custodian as provided in Section 11.8.

      (e) Notwithstanding anything to the contrary contained in this Section 11.7, upon receipt of all necessary regulatory approvals, BNY Trust Company of Canada shall become the Custodian upon compliance with the provisions of Section 11.8.

11.8  Successor Custodian.

      (a) Any successor Custodian appointed as provided in Section 11.7 shall execute, acknowledge and deliver to the Issuer, the Servicer, the Backup Servicer and to its predecessor Custodian an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Custodian shall become effective and such successor Custodian, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Custodian herein. The Issuer, the Servicer, the Backup Servicer and the predecessor Custodian shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor Custodian all such rights, powers, duties and obligations, and to enable the successor Custodian to perform its obligations hereunder. Any resignation or removal of the Custodian and appointment of a successor Custodian will not become effective until acceptance of appointment by the successor Custodian. The costs of registering any transfers of the ACAR Series 2002-A Certificateholders' Assets to a successor Custodian shall be: (i) if the Custodian is terminated as a result of a material breach or default relating to the performance of its obligations under this Agreement, paid by the Custodian, and (ii) if the Custodian voluntarily resigns (except where such voluntary resignation arises in connection with BNY Trust Company of Canada becoming the Custodian, or where such voluntary resignation is due to: (x) the material default by another party hereto in the performance of said party's obligations hereunder (including, without limitation the non-payment of the Custodian Fee), or (y) a material change in the duties and responsibilities of the

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                                      -68-

Custodian hereunder which the Custodian has not consented to), up to a maximum of, if such resignation occurs: (a) during the first year of its term as Custodian, the greater of $10,000 and one half of the fees due or paid to the Custodian to the date of such resignation, and (b) at any time after the first year of its term as Custodian, one half of the fees due or paid to the Custodian during the preceding 12 month period.

      (b) No successor Custodian shall accept appointment as provided in this
Section 11.8, unless at the time of such acceptance such successor Custodian shall be eligible under the provisions of Section 11.6.

      (c) Upon acceptance of appointment by a successor Custodian as provided in this Section 11.8, such successor Custodian shall mail notice of the succession of such Custodian hereunder to the Issuer and the Certificateholders.

11.9  Amalgamation or Consolidation of Custodian.

      Any entity into which the Custodian may be amalgamated or combined or with which it may be consolidated or any entity resulting from any amalgamation, conversion or consolidation to which the Custodian shall be a party, or any entity succeeding to the corporate trust business of the Custodian, shall be the successor of the Custodian hereunder, provided such entity shall be eligible under the provisions of Section 11.6, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

11.10 Appointment of Co-Custodian, Separate Custodian or Sub-Custodian.

      (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the ACAR Series 2002-A Certificateholders' Assets or property securing the same may at the time be located, the Servicer and the Custodian shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Custodian to act as co-Custodian or co-Custodians, jointly with the Custodian, or separate Custodian or separate Custodians, of all or any part of the ACAR Series 2002-A Certificateholders' Assets, and to vest in such Person or Persons, in such capacity, such title to the ACAR Series 2002-A Certificateholders' Assets, or any part thereof, and, subject to the other provisions of this Section 11.10, such powers, duties, obligations and rights as the Servicer may consider necessary or desirable. No co-Custodian or separate Custodian hereunder shall be required to meet the terms of eligibility as a successor Custodian under Section 11.6. hereunder and no notice to Certificateholders of the appointment of co-Custodian(s) or separate Custodian(s) shall be required under Section 11.8.

      (b) In the case of any appointment of a co-Custodian or separate Custodian pursuant to this Section 11.10 all rights, powers, duties and obligations conferred or imposed upon the Custodian shall be conferred or imposed upon and exercised or performed by the Custodian and such separate Custodian or co-Custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Custodian hereunder or as successor to the Servicer hereunder), the Custodian shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and

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                                      -69-

obligations (including the holding of title to the ACAR Series 2002-A Certificateholders' Assets or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate Custodian or co-Custodian at the direction of the Custodian.

      (c) Any notice, request or other writing given to the Custodian shall be deemed to have been given to each of the then separate Custodians and co-Custodians, as effectively as if given to each of them. Every instrument appointing any separate Custodian or co-Custodian shall refer to this Agreement and the conditions of this Section 11.10. Each separate Custodian and co-Custodian, upon its acceptance of such appointment, shall be vested with the property specified in its instrument of appointment, either jointly with the Custodian or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Custodian. Every such instrument shall be filed with the Custodian.

      (d) Any separate Custodian or co-Custodian may, at any time, constitute the Custodian, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate Custodian or co-Custodian shall cease to exist, become incapable of acting, resign or be removed, all of its estates, properties, rights and remedies shall vest in and be exercised by the Custodian, to the extent permitted by law, without the appointment of a new or successor Custodian.

      (e) The appointment of a co-Custodian or separate Custodian under this
Section 11.10 shall not relieve the Custodian of its duties and responsibilities hereunder.

11.11 Appointment of Authenticating Agents.

      (a) The Custodian may appoint one or more Authenticating Agents, which shall be authorized to act on behalf of the Custodian in authenticating Certificates. The Custodian is hereby initially appointed (and hereby agrees to act in accordance with the terms hereof) as Authenticating Agent for the purpose of authenticating Certificates executed and delivered by the Custodian under
Article 7 upon original issuance or upon transfer and exchange of Certificates as herein provided. Each Authenticating Agent other than the Custodian must be organized and doing business as a trust company under the laws of Canada or any province thereof, have a combined capital and surplus of at least $10,000,000.00, and be subject to supervision by the Office of the Superintendent of Financial Institutions or comparable provincial authority. Each Authenticating Agent shall be subject to the same obligations, standard of care, protection and indemnities as would be imposed on, or would protect, the Custodian hereunder. If the Custodian is no longer the Authenticating Agent, any provision or requirement herein requiring notice or any information or documentation to be provided to the Authenticating Agent shall be construed to require that such notice, information or documentation also be provided to the Custodian.

      (b) Any Person into which any Authenticating Agent may be amalgamated or combined or with which it may be consolidated, shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Custodian or the Authenticating Agent.

      (c) Any Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Custodian, the Certificate Registrar, the Servicer and the Issuer. The Custodian may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent, the Servicer, the Certificate Registrar and the Issuer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 11.11, the Custodian may appoint a successor Authenticating Agent, in which case the Custodian shall give written notice of such appointment to the Servicer, the Certificate Registrar and the Issuer and shall mail notice of such appointment to all Certificateholders; provided, however, that no successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 11.11. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. No Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Custodian.

11.12 Appointment of Paying Agent.

      The Custodian may appoint a Paying Agent for the purpose of making distributions to Certificateholders hereunder. The Custodian shall cause such Paying Agent to execute and deliver to the Custodian an instrument in which such Paying Agent shall agree with the Custodian that such Paying Agent will hold all sums held by it for the payment to Certificateholders in an Eligible Deposit Account in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to the Certificateholders. All funds remitted by the Custodian or the Servicer to any such Paying Agent for the purpose of making distributions shall be paid to Certificateholders on each Distribution Date and any amounts not so paid shall be returned on such Distribution Date to the Custodian or the Servicer, as applicable. If the Paying Agent is not the Custodian or the Servicer, the Custodian or the Servicer shall remit to the Paying Agent on the Business Day prior to each Distribution Date, by wire transfer in immediately available funds, the funds to be distributed on such Distribution Date. Any Paying Agent shall be either a bank or trust company or otherwise authorized under law to exercise corporate trust powers and shall have a rating (except where the Paying Agent is The Trust Company of Bank of Montreal or BNY Trust Company of Canada) of at least "A" (or its equivalent) by each of Moody's, Standard & Poor's and DBRS, or such lower rating as will not result in downgrading or withdrawal of the ratings then assigned to the Certificates, as evidenced in writing by the Rating Agencies. The Custodian may enter into agreements to appoint a Paying Agent which is not the Custodian, provided that, such agreement: (i) is consistent with this Agreement in all material respects;
(ii) provides that if the Custodian shall for any reason no longer act in the capacity of Custodian hereunder, the successor Custodian or its designee may thereupon assume all of the rights and, except to the extent they arose prior to the date of assumption, obligations of the Paying Agent under such agreement or alternatively, may terminate such agreement without cause and without payment of any penalty or termination fee; and (iii) does not permit the Paying Agent any rights of indemnification that may be satisfied out of the ACAR Series 2002-A Certificateholders' Assets. The appointment of any Paying Agent shall not relieve the Custodian from any of its obligations hereunder, and the Custodian shall remain responsible for all acts and omissions of any Paying Agent to the extent such Paying Agent would have been responsible pursuant to the terms hereof. The initial Paying Agent shall be the Custodian. Notwithstanding anything herein to the contrary, if the Custodian is no longer the Paying Agent, any provision or requirement herein requiring notice or any information to be provided to the Paying Agent shall be construed to require that such notice, information or documentation also be provided to the Custodian.

11.13 Representations, Warranties and Covenants of Custodian.

      (a) The Custodian hereby represents and warrants to the Servicer, the Backup Servicer and the Issuer and for the benefit of the Certificateholders, as of the Closing Date, that:

              (i) The Custodian is a trust company duly organized, validly existing and in good standing under the laws of Canada.

              (ii) The execution and delivery of this Agreement by the Custodian, and the performance and compliance with the terms of this Agreement by the Custodian, will not violate the Custodian's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a breach of, any material agreement or other material instrument to which it is a party or by which it is bound.

              (iii) Except to the extent that the laws of certain jurisdictions in which any part of the ACAR Series 2002-A Certificateholders' Assets may be located require that a co-Custodian or separate Custodian be appointed to act with respect to such property as contemplated by Section 11.10, the Custodian has the full power and authority to carry on its business as now being conducted and to enter into and consummate all transactions contemplated by this Agreement has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

              (iv) This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Custodian, enforceable against the Custodian in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and the rights of creditors of banks, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

              (v) The Custodian is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, provincial or local governmental or regulatory authority, which violation, in the Custodian's good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Custodian to perform its obligations under this Agreement.

              (vi) No litigation is pending or, to the best of the Custodian's knowledge, threatened against the Custodian that, if determined adversely to the Custodian, would prohibit the Custodian from entering into this Agreement or, in the Custodian's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Custodian to perform its obligations under this Agreement.

              (vii) Any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by the Custodian of or compliance by the Custodian with this Agreement or the consummation of the transactions contemplated by this Agreement has been obtained and is effective.

                                   ARTICLE 12
                                   TERMINATION

12.1  Termination.

      The respective obligations of the Seller, the Issuer, the Servicer, the Backup Servicer and the Custodian created hereby and the co-ownership arrangement created by this Agreement shall terminate and be of no further force or effect upon the earlier of (i) the final distribution by the Custodian of all moneys or other property or proceeds of the ACAR Series 2002-A Certificateholders' Assets in accordance with the terms of this Agreement or
(ii) the time provided in Section 12.2 at which AmeriCredit Canada succeeds to the interests of the Certificateholders in and to the ACAR Series 2002-A Certificateholders' Assets.

12.2  Optional Purchase of All Automobile Loans.

      (a) On any Distribution Date on which the Adjusted Certificate Balance (after giving effect to distributions or deposits) to be made on such date (otherwise than from the proceeds of any Optional Purchase Price deposited to the Collection Account pursuant to this Section) shall be less than or equal to 10% of the initial Adjusted Certificate Balance, AmeriCredit Canada shall have the option to purchase the ACAR Series 2002-A Certificateholders' Assets (other than the Custodial Accounts and the funds or Eligible Investments on deposit therein or credited thereto); provided, however, that the amount to be paid for such purchase (as set forth in the following sentence) shall be sufficient to pay the full amount of the aggregate Adjusted Certificate Balance of all Classes of Offered Certificates then outstanding and any unpaid Certificate Rate amounts. To exercise such option, AmeriCredit Canada, shall deposit an amount (the "Optional Purchase Price") equal to the aggregate Purchase Amount for the Automobile Loans (including Liquidated Automobile Loans), plus the appraised value of any other property held by the Custodian, such value to be determined by an appraiser mutually agreed upon by the Servicer and the Custodian. Upon such deposit of the Optional Purchase Price in the Collection Account, AmeriCredit Canada shall succeed to all interests of the Certificateholders in and to the

ACAR Series 2002-A Certificateholders' Assets (other than the Custodial Accounts and the funds or Eligible Investments on deposit therein or credited thereto).

      (b) Upon the exercise of the "purchase right" in Section 12.2(a), the Custodian shall apply the Optional Purchase Price deposited by AmeriCredit Canada into the Collection Account to (i) make the distributions and payments required under Sections 6.4(a)(i) and (ii), as applicable, (ii) make the final distributions in respect of any remaining outstanding Certificateholders' Certificate Rate Distributable Amounts, Maturity Advances and Certificate Balances, and (iii) deposit the balance to the Spread Account for application in accordance with Sections 6.5 and 6.6.

                                   ARTICLE 13
                            MISCELLANEOUS PROVISIONS

13.1  Amendment.

      (a) This Agreement may be amended from time to time by the parties hereto, with the consent of the Custodian (which consent may not be unreasonably withheld) but without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Custodian, adversely affect in any material respect the interests of any Certificateholder.

      (b) This Agreement may also be amended from time to time by the Seller, the Servicer and the Issuer, with the consent of a Certificate Majority for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Automobile Loans or distributions that are required to be made for the benefit of the Certificateholders, or (ii) reduce the aforesaid percentage of the Certificateholders required to consent to any such amendment, without the consent of the holders of all the outstanding Certificates.

      (c) Promptly after the execution of any such amendment, the Custodian shall furnish written notification of the substance of such amendment or consent to each Certificateholder and the Rating Agencies.

      (d) It shall not be necessary for the consent of Certificateholders pursuant to this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement) and of evidencing the authorization of any action by Certificateholders shall be subject to such reasonable requirements as the Custodian may prescribe.

      (e) Prior to the execution of any amendment to this Agreement, the Custodian and Backup Servicer shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 13.2(h)(i) has been delivered. The Custodian and the Backup Servicer may, but shall not be obligated to, enter into any such amendment which affects the Issuer's, the Custodian's or the Backup Servicer's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

13.2  Protection of Title to Issuer.

      (a) The Servicer shall execute and file such financing statements, assignments and other documents and cause to be executed, delivered and filed such financing change or other statements, assignments and other documents (collectively, the "Financing Statements"), all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and the interests of the Custodian and the Certificateholders in the Automobile Loans and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Custodian file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

      (b) Neither the Seller nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any Financing Statement filed in accordance with paragraph (a) above seriously misleading, unless it shall have given the Custodian at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed Financing Statements. Promptly upon such filing, the Seller or the Servicer, as the case may be, shall deliver an Opinion of Counsel in form and substance reasonably satisfactory to the Custodian, stating either (A) all financing statements and financing change statements have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer and the Custodian in the Automobile Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest.

      (c) Each of the Seller and the Servicer shall have an obligation to give the Custodian at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the PPSA would require the filing of any amendment of any previously filed Financing Statement or of any new Financing Statement and shall promptly file any such amendment. The Servicer shall at all times maintain each office from which it shall service Automobile Loans, and its principal executive office, within Canada.

      (d) The Servicer shall maintain accounts and records as to each Automobile Loan accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Automobile Loan, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Automobile Loan and the amounts from time to time deposited in the Collection Account in respect of such Automobile Loan.

      (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Automobile Loans to the Issuer, the Servicer's master computer records (including any backup archives) that refer to an Automobile Loan shall indicate clearly the interest of the Issuer in such Automobile Loan and that such Automobile Loan is owned by the Issuer. Indication of the Issuer's interest in an Automobile Loan shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Automobile Loan shall have been paid in full or repurchased.

         (f) If at any time the Seller or the Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Automobile Loan, shall indicate clearly that such Automobile Loan has been sold and is owned by the Issuer.

         (g) Upon request, the Servicer shall furnish to the Custodian, within five Business Days, a list of all Automobile Loans (by contract number and name of Obligor) then held as part of the ACAR Series 2002-A Certificateholders' Assets, together with a reconciliation of such list to the Schedule of Automobile Loans and to each of the Servicer's Certificates furnished before such request indicating removal of Automobile Loans from the Issuer.

         (h) The Seller and the Servicer shall deliver to the Issuer and the Custodian :

             (i) promptly after the execution and delivery of the Agreement and, if required pursuant to Section 13.1, of each amendment, an Opinion of Counsel stating that, in the opinion of such Counsel, in form and substance reasonably satisfactory to the Custodian, either (A) all Financing Statements have been executed and filed that are necessary fully to preserve and protect the interest of the Custodian and the Certificateholders in the Automobile Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest; and

             (ii) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cut-off Date, an Opinion of Counsel, dated as of a date during such 90-day period, stating that, in the opinion of such counsel, either (A) all Financing Statements have been executed and filed that are necessary fully to preserve and protect the interest of the Custodian and the Certificateholders in the Automobile Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest.

             Each Opinion of Counsel referred to in clause (i) or (ii) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

13.3  Notices.

      All demands, notices and communications upon or to the Seller, the Servicer or the Rating Agencies under this Agreement shall be in writing, personally delivered, or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Seller to AmeriCredit Canada 2002-A Corp., c/o AmeriCredit Corp., 801 Cherry Street, Fort Worth, Texas 76102, Attention: Chief Financial Officer (b) in the case of the Servicer to AmeriCredit Financial Services of Canada Ltd., 801 Cherry Street, Suite 3900, Fort Worth, Texas 76102, Attention: Chief Financial Officer, (c) in the case of the Issuer, to Merrill Lynch Financial Assets Inc., 181 Bay Street, Suite 500, Toronto, Ontario, Canada, M5J 2V8, Attention: Mark Dickerson, (d) in the case of the Custodian, at the Corporate Trust Office, (e) in the case of the Backup Servicer to Bank One, NA, 1111 Polaris Parkway, Ste 1K, Columbus, OH 43240, Attention Global Trust Corporate Services, (f) in the case of Moody's, to Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007; (g) in the case of Standard & Poor's, to Standard & Poor's Ratings Group, 55 Water Street, New York, New York 10041, Attention: Asset Backed Surveillance Department and (h) in the case of DBRS, 200 King Street West, Suite 1304, Sun Life Centre West Tower, P.O. Box 34, Toronto, Ontario M5H 3T4, Attention: Structured Finance. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in the Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder shall receive such notice.

13.4  Assignment.

      This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Notwithstanding anything to the contrary contained herein, except as provided in Sections 8.4 and 9.3 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Seller or the Servicer without the prior written consent of the Custodian, the Backup Servicer and a Certificate Majority.

13.5  Limitations on Rights of Others.

      The provisions of this Agreement are solely for the benefit of the parties hereto, the Interest Rate Cap Counterparty Provider and the Certificateholders, as third-party beneficiaries. Nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

13.6  Severability.

      Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13.7  Separate Counterparts.

      This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

13.8  Headings.

      The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

13.9  Governing Law.

      This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein, and each of the parties hereby attorns to the non-exclusive jurisdiction of the courts of the Province of Ontario.

13.10 Nonpetition Covenants.

      (a) Notwithstanding any prior termination of this Agreement, the Servicer and the Seller shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or provincial bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

      (b) Notwithstanding any prior termination of this Agreement, the Servicer shall not, prior to the date that is one year and one day after the termination of this Agreement with respect to the Seller, acquiesce to, petition or otherwise invoke or cause the Seller to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller under any federal or provincial bankruptcy, insolvency or similar law, appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator, or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller.

13.11 Limitation of Liability of Custodian.

      Notwithstanding anything contained herein to the contrary, The Trust Company of Bank of Montreal has entered into this Agreement not in its individual capacity but solely in its capacity as Custodian. No property or assets of The Trust Company of Bank of Montreal, whether beneficially owned by it in its individual capacity or otherwise, will be subject to levy, execution or other enforcement procedure with regard to any obligations hereunder. No recourse may be had or taken, directly or indirectly, against The Trust Company of Bank of Montreal, in its individual capacity, or any incorporator, shareholder, officer, director, employee or agent of The Trust Company of Bank of Montreal or of any predecessor or successor of The Trust Company of Bank of Montreal or their respective property and assets with regard to any of its obligations hereunder. Any reference in this Section 13.11 to "The Trust Company of Bank of Montreal" shall mean "The Trust Company of Bank of Montreal and its successors and permitted assigns".

13.12 Independence of the Servicer.

      For all purposes of this Agreement, the Servicer shall be an independent contractor and shall not be subject to the supervision of the Issuer, the Custodian and Backup Servicer with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by this Agreement, the Servicer shall have no authority to act for or represent the Issuer or the Custodian in any way and shall not otherwise be deemed an agent of the Issuer or the Custodian.

13.13 No Joint Venture.

      Nothing contained in this Agreement (i) shall constitute the Servicer and either of the Issuer or the Custodian as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.


                            [Signature pages follow.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

                                 AMERICREDIT CANADA 2002-A CORP., as Seller

                                 By: ___________________________________________
                                       Name:
                                       Title:

                                 MERRILL LYNCH FINANCIAL ASSETS INC., as Issuer

                                 By: ___________________________________________
                                       Name:
                                       Title:

                                 AMERICREDIT FINANCIAL SERVICES OF CANADA LTD., as Servicer

                                 By: ___________________________________________
                                       Name:
                                       Title:

                                 BANK ONE, NA, as Backup Servicer

                                 By: ___________________________________________
                                       Name:
                                       Title:

                                 THE TRUST COMPANY OF BANK OF MONTREAL, as
                                 Custodian

                                 By: ___________________________________________
                                       Name:
                                       Title:

                                   SCHEDULE A

                          SCHEDULE OF AUTOMOBILE LOANS

                                   SCHEDULE B

                   SCHEDULE OF REPRESENTATIONS AND WARRANTIES

1. Characteristics of Automobile Loans. Each Automobile Loan (A) was originated (i) by AmeriCredit Canada, or (ii) by a Dealer and purchased by AmeriCredit Canada from such Dealer under an existing Dealer Agreement or pursuant to a Dealer Assignment with AmeriCredit Canada and was validly assigned by such Dealer to AmeriCredit Canada pursuant to a Dealer Assignment, (B) was originated by the Seller or such Dealer for the retail sale of a Financed Vehicle in the ordinary course of the Seller's or the Dealer's business, in each case was originated in accordance with the Seller's credit policies and was fully and properly executed by the parties thereto, and the Seller and each Dealer had all necessary licenses and permits to originate Automobile Loans in the province where the Seller or each such Dealer was located, (C) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security, (D) is an Automobile Loan which provides for level monthly payments (provided that the period in the first Collection Period and the payment in the final Collection Period of the Automobile Loan may be minimally different from the normal period and level payment) which, if made when due, shall fully amortize the Amount Financed over the original term, and (E) has not been amended or collections with respect to which waived, other than as evidenced in the Automobile Loan File relating thereto.

2. Fraud or Misrepresentation. Each Automobile Loan was originated (i) by the Seller, or (ii) by a Dealer and was sold by the Dealer to the Seller, without any fraud or misrepresentation on the part of such Dealer in any case.

3. Compliance with Law. All requirements of applicable federal, provincial and local laws, and regulations thereunder (including, without limitation, consumer protection and cost of credit disclosure laws) in respect of the Automobile Loans and the Financed Vehicles, have been complied with in all material respects, and each Automobile Loan and the sale of the Financed Vehicle evidenced by each Automobile Loan complied at the time it was originated or made and now complies in all material respects with all applicable legal requirements.

4. Origination. Each Automobile Loan was originated in Canada, is payable in Canadian dollars and is one for which the related Obligor has provided to the Servicer a billing address located in Canada and is not one for which the related Obligor is an Affiliate of the Seller.

5. Binding Obligation. Each Automobile Loan represents the genuine, legal, valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law; and all parties to each Automobile Loan had full legal capacity to execute and deliver such Automobile Loan and all other documents related thereto and to grant the security interest purported to be granted thereby.

6. No Government Obligor. None of the Automobile Loans is due from the Government of Canada or any province or from any Canadian agency, department or instrumentality.

7. Obligor Bankruptcy. At the related Cut-off Date no Obligor had been identified on the records of the Seller as being the subject of a current bankruptcy proceeding.

8. Schedule of Automobile Loans. The information set forth in the Schedule of Automobile Loans has been produced from the Electronic Ledger and was true and correct in all material respects as of the close of business on the related Cut-off Date.

9. Marking Records. By the Closing Date, the Seller will have caused the portions of the Electronic Ledger relating to the Automobile Loans to be clearly and unambiguously marked to show that the Automobile Loans have been sold to the Seller by AmeriCredit Canada and resold by the Seller to the Issuer in accordance with the terms of the Pooling and Servicing Agreement.

10. Computer Tape. The Computer Tape made available by the Seller to the Issuer on the Closing Date was complete and accurate as of the related Cut-off Date and includes a description of the same Automobile Loans that are described in the Schedule of Automobile Loans.

11. Adverse Selection. No selection procedures adverse to the Certificateholders were utilized in selecting the Automobile Loans from those receivables owned by the Seller which met the selection criteria contained in the Pooling and Servicing Agreement.

12. Chattel Paper. Each Automobile Loan constitutes "chattel paper" as defined in the PPSA of the provincial law of which governs the perfection of the interest granted in it.

13. One Original. There is only one original executed copy of each Automobile Loan.

14. Automobile Loan Files Complete. There exists an Automobile Loan File pertaining to each Automobile Loan and such Automobile Loan File contains
      (a) a fully executed original of the Automobile Loan and (b) the original executed credit application, or a paper or electronic copy thereof. Each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces. All blanks on any form have been properly filled in and each form has otherwise been correctly prepared. The complete Automobile Loan File for each Automobile Loan currently is in the possession of the Custodian or the Documentary Custodian, as applicable.

15. Automobile Loans in Force. No Automobile Loan has been satisfied, subordinated or rescinded, and the Financed Vehicle securing each such Automobile Loan has not been released from the lien of the related Automobile Loan in whole or in part. No terms of any Automobile Loan have been waived, altered or modified in any respect since its origination, except by instruments or documents identified in the Automobile Loan File.

16. Lawful Assignment. No Automobile Loan was originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Automobile Loan under this Agreement or pursuant to transfers of the Certificates.

17. Good Title. Immediately prior to the conveyance of the Automobile Loans to the Issuer pursuant to this Agreement, the Seller was the sole owner thereof and had good and indefeasible title thereto, free of any Lien and, upon execution and delivery of this Agreement by the Seller, the Issuer shall have good and indefeasible title to and will be the sole owner of such Automobile Loans, free of any Lien. No Dealer has a participation in, or other right to receive, proceeds of any Automobile Loan. The Seller has not taken any action to convey any right to any Person that would result in such Person having a right to payments received under the related Insurance Policies or the related Dealer Agreements or to payments due under such Automobile Loans.

18. Security Interest in Financed Vehicle. Each Automobile Loan creates or shall create a valid, binding and enforceable first priority security interest in favour of the Seller in the Financed Vehicle in favour of the Seller as secured party. Immediately after the sale, transfer and assignment thereof by the Seller to the Issuer and by the Issuer to the Custodian, each Automobile Loan will be secured by an enforceable and perfected first priority security interest in the Financed Vehicle in favor of the Custodian as secured party, which security interest is prior to all other Liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for taxes, labour or materials affecting a Financed Vehicle). As of the related Cut-off Date there were no Liens or claims for taxes, work, labour or materials affecting a Financed Vehicle which are or may be Liens prior or equal to the Liens of the related Automobile Loan.

19. All Filings Made. All filings (including, without limitation, PPSA filings) required to be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Issuer a first priority perfected lien on, or ownership interest in, the Purchased Assets and the proceeds thereof have been made, taken or performed.

20. No Impairment. The Seller has not done anything to convey any right to any Person that would result in such Person having a right to payments due under the Automobile Loan or otherwise to impair the rights of the Issuer, the Custodian and the Certificateholders in any Automobile Loan or the proceeds thereof.

21. Automobile Loan Not Assumable. No Automobile Loan is assumable by another Person in a manner which would release the Obligor thereof from such Obligor's obligations to the Seller with respect to such Automobile Loan.

22. No Defenses. No Automobile Loan is subject to any right of rescission, setoff, counterclaim or defense and no such right has been asserted or threatened with respect to any Automobile Loan.

23. No Default. There has been no default, breach, violation or event permitting acceleration under the terms of any Automobile Loan (other than payment delinquencies of not more than 30 days), and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Automobile Loan, and there has been no waiver of any of the foregoing. As of the related Cut-off Date no Financed Vehicle had been repossessed.

24. Insurance. At the time of an origination of an Automobile Loan by the Seller or a purchase of an Automobile Loan by the Seller from a Dealer, each Financed Vehicle is required to be covered by a comprehensive and collision insurance policy (i) in an amount at least equal to the lesser of (a) its maximum insurable value or (b) the principal amount due from the Obligor under the related Automobile Loan, (ii) naming AmeriCredit as loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage. Each Automobile Loan requires the Obligor to maintain physical loss and damage insurance, naming AmeriCredit Canada and its successors and assigns as additional insured parties, and each Automobile Loan permits the holder thereof to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to do so. No Financed Vehicle is insured under a policy of Force-Placed Insurance on the related Cut-off Date.

25. Remaining Principal Balance. At the related Cut-off Date the Principal Balance of each Automobile Loan set forth in the Schedule of Automobile Loans is true and accurate in all material respects.

26. Certain Characteristics of Automobile Loans. (A) Each Automobile Loan had a remaining maturity, as of the Cut-off Date, of not more than 72 months;
      (B) each Automobile Loan had an original maturity of not more than 72 months; (C) each Automobile Loan had a Principal Balance as of the Cut-off Date of not more than $100,000 and not less than $250; (D) each Automobile Loan has an Annual Percentage Rate of at least 7% and not more than 33%;
      (E) no Automobile Loan was in a repossessed status and no related Obligor was the subject of any voluntary or involuntary bankruptcy or insolvency proceeding; (F) no Automobile Loan was more than 60 days past due as of the Cut-off Date (and if any Automobile Loan was past due as of the Cut-off Date, such Automobile Loan was not one which caused the percentage of the Pool Balance, determined as of the Statistical Calculation Date and the Cut-off Date and, which is comprised of Automobile Loans which are 31 to 60 days past due, to exceed 10%); and (G) no funds have been advanced by the Seller, any Dealer, or anyone acting on behalf of any of them in order to cause any Automobile Loan to qualify under clause (F) above.

27. No Assignability Restrictions. No Automobile Loan is subject to any restriction on the sale or assignment thereof, including, without limitation, any requirement that the related Obligor consent to any such sale or assignment.

                                   SCHEDULE C

                        SERVICING POLICIES AND PROCEDURES


The Collection Process

Compliance with provincial and federal collection laws is required of all AmeriCredit Canada Collection Personnel.

AmeriCredit Canada mails each customer a monthly billing statement 16 to 20 days before payment is due.

A. All accounts are issued to the Computer Assisted Collection System ("CACS") at 5 days delinquent or at such other dates of delinquency as determined by historical payment patterns of the account.

B. The CACS segregates accounts into two groups: loans less than 30 days delinquent and those over 30 days delinquent.

C. Loans delinquent for less than 30 days are then further segregated into two groups: accounts that have good phone numbers and those that do not.

D. Loans with good phone numbers are transferred to the Davox system (AmeriCredit Canada's predictive dialling system). The system automatically dials the phone number related to a delinquent account. When a connection is made, the account is then routed to the next available account representative.

E.    Loans without good phone numbers are assigned to front-end collectors.

F. All reasonable collection efforts are made in an attempt to prevent these accounts from becoming 30+ days delinquent - this includes the use of collection letters. Collection letters may be utilized between 15th and 25th days of delinquency.

G. When an account reaches 31 days delinquent, a collector determines if any default notification is required in the state where the debtor lives.

H. When an account exceeds 61 days delinquent, the loan is assigned to a hard-core collector who will continue the collection effort. If the account cannot be resolved through normal collection efforts (i.e., satisfactory payment arrangements) then the account may be submitted for repossession approval. An officer must approve all repossession requests.

I. CACS allows each collector to accurately document and update each customer file when contact (verbal or written) is made.

Repossessions

If repossession of the collateral occurs, the following steps are taken:

A.   Proper authorities are notified (if applicable).

B. An inventory of all personal property is taken and a condition report is prepared on the vehicle.

C. Written notification, as required by state law, is sent to the customer(s) stating their rights of redemption or reinstatement along with information on how to obtain any personal property that was in the vehicle at the time of repossession.

D. Written request to the originating dealer for all refunds due for dealer adds is made.

E. Collateral disposition through public or private sale, (dictated by state law), in a commercially reasonable manner, through a third-party auto auction.

F. After the collateral is liquidated, the debtor(s) is notified in writing of the deficiency balance owed, if any.

Use of Due Date Changes

Due dates may be changed subject to the following conditions:

G. The account is contractually current or will be brought current with the due date change.

H. Due date changes cannot exceed the total of 15 days over the life of the contract.

I.   The first instalment payment has been paid in full.

J.   Only one due date change in a twelve month period.

An Officer must approve any exceptions to the above stated policy.

Use of Payment Deferments

A payment deferral is offered to customers who have the desire and capacity to make future payments but who have encountered temporary financial difficulties, with management approval.

K. Without prior approval, minimum of six payments have been made on the account and a minimum of nine payments have been made since the most recent deferment (if any).

L. The account will be brought current with the deferment, but not paid ahead, without management approval.

M.   A deferment fee is collected on all transactions.

N. No more than eight total payments may be deferred over the life of the loan, without management approval.

An Officer must approve any exceptions to the above stated policy.

Charge-Offs

It is AmeriCredit Canada's policy that any account that is not successfully recovered by 120 days delinquent is submitted to an Officer for approval and charge-off.

It is AmeriCredit Canada's policy to carry all bankruptcy accounts until 120 days delinquent. A partial charge-off is taken for the unsecured portion of the account. On fully reaffirmed bankruptcy accounts, the accounts can be deferred current at the time of discharge.

Deficiency Collections

Accounts are assigned to third party collection agencies for deficiency collections.

                                   EXHIBIT A-1

                              CLASS A-1 CERTIFICATE

                                - See Attached -

                                   EXHIBIT A-2

                              CLASS A-2 CERTIFICATE

                                - See Attached -

                                   EXHIBIT A-3

                              CLASS A-3 CERTIFICATE

                                - See Attached -

                                   EXHIBIT A-4

                               CLASS B CERTIFICATE

                                - See Attached -

                                   EXHIBIT A-5

                               CLASS C CERTIFICATE

                                - See Attached -

                                   EXHIBIT A-6

                               CLASS R CERTIFICATE

                                - See Attached -

                                    EXHIBIT B

                             SERVICER'S CERTIFICATE

                                - See Attached -